UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                   MINNESOTA MINING AND MANUFACTURING COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

W. JAMES MCNERNEY, JR.
Chairman of the Board and
Chief Executive Officer



April 2, 2001                                                          [LOGO] 3M





Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders, which will be held on Tuesday, May 8, 2001, at 10 a.m., at the RiverCentre, 175 West Kellogg Boulevard, St. Paul, Minnesota.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. I will report on current operations and discuss our plans for growth. We also will leave plenty of time for your questions and comments.

     The fine attendance of our stockholders at annual meetings over the years has been very helpful in maintaining good communications and understanding. We sincerely hope you will be able to be with us. YOUR ATTENDANCE CARDS TO THE ANNUAL MEETING ARE LOCATED ON THE BACK COVER OF THIS PROXY STATEMENT.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. This year you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy card will ensure your representation at the Annual Meeting if you do not plan to attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your ongoing support of our Company.

Cordially,


/s/ Jim McNerney

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders ................................... iii

Questions and Answers about the Proxy Materials and the Annual Meeting .....  1

 Why am I receiving these materials? .......................................  1

 What information is contained in these materials? .........................  1

 What proposals will be voted on at the meeting? ...........................  1

 What are 3M's voting recommendations? .....................................  1

 What shares owned by me can be voted? .....................................  1

 What is the difference between holding shares as a stockholder of record and as a beneficial owner? ...............................................  2

 How can I vote my shares? .................................................  2

 Can I change my vote? .....................................................  2

 How are votes counted? ....................................................  2

 What is the voting requirement to approve each of the proposals? ..........  3

 What does it mean if I receive more than one proxy or voting instruction card? ....................................................................  3

 How can I obtain an admission ticket for the meeting? .....................  3

 Where can I find the voting results of the meeting? .......................  3

 What class of shares is entitled to be voted? .............................  3

 What is the quorum requirement for the meeting? ...........................  3

 Who will count the vote? ..................................................  3

 Is my vote confidential? ..................................................  3

 Who will bear the cost of soliciting votes for the meeting? ...............  4

 Does 3M offer stockholders the option of viewing Annual Reports to
  Stockholders and Proxy Statements via the Internet? ......................  4

 How do I elect this option? ...............................................  4

 What happens if additional proposals are presented at the meeting? ........  4

 May I propose actions for consideration at next year's Annual Meeting of
  Stockholders or nominate individuals to serve as directors? ..............  5

Board Structure and Compensation ...........................................  6

Proposals To Be Voted On ...................................................  8

 Proposal No. 1 -- Election of Directors ...................................  8

 Proposal No. 2 -- Ratification of Independent Auditors .................... 12

 Proposal No. 3 -- Stockholder Proposal .................................... 12

 Proposal No. 4 -- Stockholder Proposal .................................... 14

 Proposal No. 5 -- Stockholder Proposal .................................... 16

Common Stock Ownership of Directors and Executive Officers ................. 17

 Beneficial Ownership Table ................................................ 18

 Section 16(a) Beneficial Ownership Reporting Compliance ................... 19

Executive Compensation ..................................................... 20

 Summary Compensation Table ................................................ 20

 Options Grants in Last Fiscal Year ........................................ 23

 Option Exercises and Fiscal Year-End Option Values Table .................. 24

 Long-Term Incentive Plan Awards Table ..................................... 25

 Estimated Annual Retirement Benefits Table Under Pension Plan ............. 26

 Report of the Compensation Committee of the Board of Directors ............ 27

Stock Performance Graph .................................................... 30

Report of the Audit Committee of the Board of Directors .................... 31

Appendix A: 3M Board of Directors Audit Committee Charter ..................A-1

                   MINNESOTA MINING AND MANUFACTURING COMPANY
                      3M CENTER, ST. PAUL, MINNESOTA 55144



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME                10:00 a.m. on Tuesday, May 8, 2001

PLACE               RiverCentre
                    175 West Kellogg Boulevard
                    St. Paul, Minnesota

ITEMS OF BUSINESS   (1)  To elect three directors to the 2004 Class;

                    (2) To ratify the appointment of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the year 2001;

                    (3) To consider a stockholder proposal relating to election of directors;

                    (4) To consider a stockholder proposal relating to indexed stock options;

                    (5) To consider a stockholder proposal relating to performance-based senior executive compensation; and

                    (6) To consider such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE         You are entitled to vote if you were a stockholder at the
                    close of business on Friday, March 9, 2001.

MEETING ADMISSION   Two cutout admission tickets are included on the back cover of this proxy statement.

VOTING BY PROXY     Please submit a proxy as soon as possible so that your
                    shares can be voted at the meeting in accordance with your instructions. You may submit your proxy

                    (1)  Over the Internet,

                    (2)  By telephone, or

                    (3)  By mail.

                    For specific instructions, please refer to the QUESTIONS AND ANSWERS on page 1 of this proxy statement and the voting instructions on the proxy card.

                                        By Order of the Board of Directors


                                        /s/ Roger P. Smith

                                        ROGER P. SMITH
                                        SECRETARY

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT APRIL 2, 2001.

                   MINNESOTA MINING AND MANUFACTURING COMPANY
                      3M CENTER, ST. PAUL, MINNESOTA 55144
                                  April 2, 2001

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 8, 2001


QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

     Q: WHY AM I RECEIVING THESE MATERIALS?

     A: The Board of Directors (the "Board") of Minnesota Mining and Manufacturing Company ("3M") is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at 3M's Annual Meeting of Stockholders that will take place on May 8, 2001. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

     Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

     A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report is enclosed in this mailing and also available to those accessing the proxy statement via the Internet.

     Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

     A: There are five proposals scheduled to be voted on at the meeting:

        * The election of directors to the 2004 Class.

        * Ratification of the appointment of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the year 2001.

        * Consideration of a stockholder proposal relating to election of directors.

        * Consideration of a stockholder proposal relating to indexed stock options.

        * Consideration of a stockholder proposal relating to performance-based senior executive compensation.

     Q: WHAT ARE 3M'S VOTING RECOMMENDATIONS?

     A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the ratification of the appointment of the independent auditors, and "AGAINST" the stockholder proposals.

     Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

     A: All shares owned by you as of March 9, 2001, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the STOCKHOLDER OF RECORD, including shares purchased through 3M's Dividend Reinvestment Plan and 3M's General Employees Stock Purchase Plan and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank, or other nominee, including those shares acquired through 3M's Voluntary Investment Plan, Employee Stock Ownership Plan, or Savings Plan. Participants in 3M's Voluntary Investment Plan, Employee Stock Ownership Plan, or Savings Plan may direct the trustee how to vote the shares allocated to the participant's account by following the voting instructions contained on the proxy card. The trustee of the Employee Stock Ownership Plan also votes allocated shares of common stock for which it has not received direction, as well as shares not allocated to individual participant accounts, in the same proportion as it votes those directed shares for which voting instructions are received. If voting instructions are invalid or if the proxy card is not returned by the specified date, the trustee will vote the shares held in the stockholder's Savings Plan and Voluntary Investment Plan accounts as directed by the Public Issues Committee of the 3M Board of Directors.

     Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

     A: Most 3M stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

        * STOCKHOLDER OF RECORD -- If your shares are registered directly in your name with 3M's Transfer Agent, Wells Fargo Bank Minnesota, N.A., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by 3M. As the stockholder of record, you have the right to grant your voting proxy directly to 3M or to vote in person at the meeting. 3M has enclosed a proxy card for you to use.

        * BENEFICIAL OWNER -- If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee is obligated to provide you with a voting instruction card for you to use.

     Q: HOW CAN I VOTE MY SHARES?

     A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

        * BY INTERNET -- If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

        * BY TELEPHONE -- If you live in the United States, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.

        * BY MAIL -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

     Q: CAN I CHANGE MY VOTE?

     A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

     Q: HOW ARE VOTES COUNTED?

     A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board, except that any shares you hold in the Employee Stock Ownership Plan, Savings Plan, and Voluntary Investment Plan will be voted by the trustee as described on page 1 in "WHAT SHARES OWNED BY ME CAN BE VOTED?"

     Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

     A: The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker nonvotes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 3. In tabulating the voting result for any particular proposal, shares that constitute broker nonvotes are not considered entitled to vote on that proposal.

     Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

     A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

     Q: HOW CAN I OBTAIN AN ADMISSION TICKET FOR THE MEETING?

     A: Two cutout admission tickets are included on the back of this proxy statement.

     Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q. A news release with voting results will be available on our website
(www.3M.com/profile/pressbox/index.html).

     Q: WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?

     A: Each share of our common stock outstanding as of the close of business on March 9, 2001, the RECORD DATE, is entitled to one vote at the Annual Meeting. On February 28, 2001, we had 396,851,146 shares of common stock issued and outstanding. The 75,165,382 shares of common stock in the Company's treasury on that date will not be voted.

     Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

     A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker nonvotes are counted as present for the purpose of determining the presence of a quorum. Generally, broker nonvotes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

     Q: WHO WILL COUNT THE VOTE?

     A: Representatives of Wells Fargo Bank Minnesota, N.A., 3M's transfer agent, will tabulate the votes and act as the inspectors of election.

     Q: IS MY VOTE CONFIDENTIAL?

     A: The Company's Board of Directors has adopted a policy that all stockholder proxies, ballots, and tabulations that identify stockholders are to be maintained in confidence. No such document shall be available for examination, nor shall the identity and vote of any stockholder be disclosed, except as may be necessary to meet applicable legal requirements and to allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes shall be independent and shall not be employees of the Company. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to 3M management.

     Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

     A: 3M will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $15,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

     Q: DOES 3M OFFER STOCKHOLDERS THE OPTION OF VIEWING ANNUAL REPORTS TO STOCKHOLDERS AND PROXY STATEMENTS VIA THE INTERNET?

     A: Yes. 3M offers stockholders of record the option to view future Annual Reports to Stockholders and Proxy Statements via the Internet, instead of receiving paper copies of these documents in the mail.

     Q: HOW DO I ELECT THIS OPTION?

     A: If you are interested in viewing future Annual Reports to Stockholders and Proxy Statements on the Internet, instead of receiving paper copies of these documents, please do the following:

        (1) You will need your account number, which can be found above your name and address on your dividend check stub and your social security number, if you have a social security number.

        (2) Go to web site http://www.econsent.com/mmm.

        (3) Review Important Considerations and Frequently Asked Questions.

        (4) Follow the prompts.

     Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

     A: Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, W.J. McNerney, Jr., 3M's Chairman and CEO, E.A. Brennan, R.L. Ridgway, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

     Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

     A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

        * STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in 3M's proxy statement for next year's Annual Meeting, the written proposal must be RECEIVED by the Secretary no later than 5 p.m. Central Time on November 27, 2001. SUCH PROPOSALS MUST BE IN WRITING AND SENT VIA REGISTERED, CERTIFIED, OR EXPRESS MAIL
          TO: ROGER P. SMITH, SECRETARY, MINNESOTA MINING AND MANUFACTURING COMPANY, 3M CENTER, ST. PAUL, MN 55144. PROPOSALS SENT BY ANY OTHER MEANS, INCLUDING FACSIMILE OR OTHER FORMS OF ELECTRONIC SUBMISSIONS, WILL NOT BE ACCEPTED. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company sponsored proxy materials.

          Similarly, in order for a stockholder proposal to be raised from the floor during next year's Annual Meeting, the stockholder's written notice must be RECEIVED by the Secretary between January 8, 2002, and February 7, 2002, and shall contain such information as required under our Bylaws. Please note that these requirements relate only to matters a shareholder wishes to bring before the Annual Meeting. They do not apply to proposals that a shareholder wishes to have included in the Company's proxy statement.

        * NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board Organization Committee. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at a stockholder meeting it is necessary that the stockholder's written notice must be RECEIVED by the Secretary between January 8, 2002, and February 7, 2002, and shall contain such information as required under our Bylaws.

        * COPY OF BYLAWS PROVISIONS: You may contact the Secretary at our Company headquarters for a copy of the relevant provisions of the Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD STRUCTURE AND COMPENSATION

     During 2000, our Board had ten directors and the following four Committees:
Audit, Board Organization, Compensation, and Public Issues. The membership during 2000 and the function of each Committee are described below. During 2000, the Board of Directors met six times and various Committees of the Board met as indicated below. With the exception of one director, who was not able to attend the Board and Committee meetings on August 13-14, 2000, each director attended all of the Board meetings and the meetings of Board Committees on which the director served.

AUDIT COMMITTEE

     Members: F. Alan Smith (Chair), Linda G. Alvarado, Edward M. Liddy, and Aulana L. Peters.

     Number of meetings in 2000: Four.

     Functions:

        * Reviews the Company's financial reporting process, internal control systems, and the audit efforts of the Company's independent and internal auditors;

        * Recommends the appointment of independent auditors, subject to stockholder ratification, and oversees their independence;

        * Reviews with the independent auditors the scope of the annual audit, including fees and staffing, and nonaudit services provided by the auditors;

        * Reviews findings and recommendations of the independent auditors and management's response to the recommendations of the independent auditors; and

        * Reviews compliance with the Company's business conduct policies.

     The Audit Committee operates under a written charter adopted by the Board of Directors of 3M, a copy of which is attached as Appendix A to this proxy statement.

BOARD ORGANIZATION COMMITTEE

     Members: Livio D. DeSimone (Chair), Edward A. Brennan, Edward M. Liddy, Aulana L. Peters, and Rozanne L. Ridgway.

     Number of meetings in 2000: Three.

     Functions:

        * Selects and recommends candidates to the Board of Directors to be submitted for election at the Annual Meeting and candidates to fill any vacancies on the Board. The Board of Directors has adopted criteria with respect to its membership and the Committee will consider candidates recommended by stockholders or others in light of these criteria. Subject to the notice requirements in the Bylaws, a stockholder may submit the name of a proposed nominee by writing to the Office of the Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, Minnesota 55144;

        * Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its Committees, frequency of meetings, directors' fees, and similar subjects;

        * Reviews and makes recommendations concerning retirement and tenure policy for Board membership; and

        * Responsible for management succession plans and addressing Board organizational and governance issues.

COMPENSATION COMMITTEE

     Members: Edward A. Brennan (Chair), Rozanne L. Ridgway, Frank Shrontz, and Louis W. Sullivan.

     Number of meetings in 2000: Five.

     Functions:

        * Reviews compensation policies of the Company to ensure they provide appropriate motivation for superior corporate performance and increased shareholder value; and

        * Determines, approves, and reports to the Board on all elements of compensation for executive officers, as described in the Report of the Compensation Committee.

PUBLIC ISSUES COMMITTEE

     Members: Frank Shrontz (Chair), Linda G. Alvarado, Ronald O. Baukol, F. Alan Smith, and Louis W. Sullivan.

     Number of meetings in 2000: Three.

     Functions:

        * Reviews public policy and social trends affecting the Company;

        * Monitors the Company's corporate citizenship activities; and

        * Evaluates Company policies and programs to enable the Company to respond appropriately to its social responsibilities and the public interest in the conduct of its businesses, including activities related to the improvement of the environment and community relations.

DIRECTORS' COMPENSATION

     The following table provides information on 3M's compensation and reimbursement practices during 2000 for nonemployee directors. Directors who are employed by 3M, Messrs. McNerney, DeSimone, and Baukol, do not receive any compensation for their Board activities.

COMPENSATION TABLE FOR 2000

     Annual Director Retainer ......................................... $80,000
     Minimum Percentage of Annual Retainer to be Paid in 3M Stock .....    68.8%
     Board Meeting Attendance Fees .................................... $ 1,800
     Committee Meeting Attendance Fees ................................ $ 1,200
     Additional Retainer for Committee Chair .......................... $ 5,500
     Reimbursement for Expenses Attendant to Board Membership .........     Yes

     Pursuant to the terms of the Company's 1992 Directors Stock Ownership Program, nonemployee directors received $55,000 of the total annual retainer of $80,000 in common stock of the Company. Nonemployee directors may elect to defer payment of all or a portion of the foregoing fees payable in cash through a deferred cash or common stock equivalents account, and fees payable in stock through a deferred common stock equivalents account. The nonemployee directors also may elect to receive common stock of the Company, on a current basis, at current fair market value, in lieu of cash retainer and meeting fees. Information regarding accumulated deferred stock is set forth in the section entitled "Common Stock Ownership of Directors and Executive Officers" on page 18.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NUMBER OF NOMINEES AND CLASSIFICATION

     The Certificate of Incorporation divides the Board into three classes. Three directors have terms of office that expire at the 2001 Annual Meeting, and only Edward A. Brennan is standing for reelection for a three-year term as a member of the 2004 Class. Livio D. DeSimone and F. Alan Smith are not standing for re-election. The three incumbent directors in the 2002 Class are continuing to serve until the 2002 Annual Meeting. The four incumbent directors in the 2003 Class are continuing to serve until the 2003 Annual Meeting.

     In order to balance membership in each of the three classes of directors, two new nominees are standing for election to the 2004 Class. The new nominees are W. James McNerney, Jr. and Kevin W. Sharer.

     All nominees for election to the Board of Directors to the 2004 Class at the 2001 Annual Meeting will be elected for a term of three years and shall serve until their terms expire at the 2004 Annual Meeting or until their successors are duly elected and have been qualified.

     The persons named as proxies intend to vote the proxies for the election of the nominees to the Board of Directors. If any of the nominees should be unavailable to serve as a director, an event which is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.

INFORMATION AS TO NOMINEES AND INCUMBENT DIRECTORS

     The nominees and incumbent directors, their age, principal occupation or position with the Company (shown in italics), experience, and the year first elected as a director, are shown on the following pages.

     None of the nominees or incumbent directors is related to any other nominee or to any executive officer of the Company or its subsidiaries by blood, marriage, or adoption. Except for current employees of the Company, no nominee or incumbent director has been an employee of the Company within the past five years.

     During 2000, the Company retained the law firm of Gibson, Dunn & Crutcher LLP, with regard to various legal matters. Mrs. Peters was a partner in this firm. She retired from the firm on December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" EACH OF THE NOMINEES UNLESS A CONTRARY VOTE IS SPECIFIED.

NOMINEES FOR ELECTION TO THE 2004 CLASS:

[PHOTO] EDWARD A. BRENNAN, 67, RETIRED CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, SEARS, ROEBUCK AND CO., A DIVERSIFIED COMPANY ENGAGED IN MERCHANDISING, CHICAGO, ILLINOIS; CHAIRMAN OF THE COMPENSATION COMMITTEE AND MEMBER OF THE BOARD ORGANIZATION COMMITTEE. Mr. Brennan joined Sears in 1956. He was an Executive Vice President, 1978 to 1980; President and Chief Operating Officer for merchandising, 1980; Chairman and Chief Executive Officer, Sears Merchandise Group, 1981 to 1984; President and Chief Operating Officer, 1984 through 1985; and was elected Chairman of the Board and Chief Executive Officer of Sears, Roebuck and Co. in 1986. Mr. Brennan retired from Sears in 1995. He is a director of The Allstate Corporation, Morgan Stanley Dean Witter & Co., AMR Corporation, Exelon Corporation, and Dean Foods Company. He also is Chairman of the Board of Trustees of DePaul University and Chairman of the Board of Trustees of Rush-Presbyterian-St. Luke's Medical Center, and a member of The Business Council.

         DIRECTOR SINCE 1986

[PHOTO] W. JAMES MCNERNEY, JR., 51, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (EFFECTIVE JANUARY 1, 2001); MEMBER OF THE FINANCE COMMITTEE. Mr. McNerney was President and Chief Executive Officer, GE Aircraft Engines from 1997-2000; 1995-97: President and Chief Executive Officer, GE Lighting, Cleveland, OH; 1993-95: President, GE Asia-Pacific, Hong Kong; 1991-92: President and Chief Executive Officer, GE Electrical Distribution & Control, Plainville, CT; 1989-91: Executive Vice President, GE Financial Services and GE Capital, Stamford, CT. 1988-89:
         President, GE Information Services, Rockville, MD; 1982-88: General Manager of GE Mobile Communications. Before joining General Electric in 1982, he first worked for Procter & Gamble in brand management and then as a senior manager at McKinsey & Co. He is on the Advisory Board of Kellogg Graduate School of Management and is a member of the World Business Council for Sustainable Development and The Business Council.

         DIRECTOR SINCE 2001

[PHOTO] KEVIN W. SHARER, 53, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, AMGEN INC., BIOTECHNOLOGY COMPANY, THOUSAND OAKS, CALIFORNIA. Mr. Sharer joined Amgen in 1992 as its President and Chief Operating Officer and served in that capacity until elected Amgen's Chairman and Chief Executive Officer in 2000. Prior to joining Amgen, Mr. Sharer served as President of the Business Markets Division of MCI Communications Corporation, from 1989 to 1992, and served in numerous executive capacities at General Electric Company, from 1984 to 1989. He is a director of Unocal Corporation.

         NEW NOMINEE

INCUMBENT DIRECTORS IN THE 2003 CLASS

[PHOTO] LINDA G. ALVARADO, 48, PRESIDENT AND CHIEF EXECUTIVE OFFICER, ALVARADO CONSTRUCTION, INC.; MEMBER OF THE AUDIT AND PUBLIC ISSUES COMMITTEES. In 1976, Ms. Alvarado founded Alvarado Construction, Inc. and has overseen the growth of that enterprise as a commercial general contracting firm. She is a director of Lennox International Inc., Pitney Bowes, Inc., and Pepsi Bottling Group, Inc. She is a co-owner of the Colorado Rockies Baseball Club.

         DIRECTOR SINCE 2000

[PHOTO] RONALD O. BAUKOL, 63, EXECUTIVE VICE PRESIDENT, INTERNATIONAL OPERATIONS; MEMBER OF THE PUBLIC ISSUES AND FINANCE COMMITTEES. Mr. Baukol joined 3M as an engineer in the Medical Products Division laboratory in 1966 and served there until 1970, at which time he took leave to serve as a White House Fellow and later with the Environmental Protection Agency in Washington, D.C. Upon his return to 3M in 1972, he served in several general management capacities in 3M's health care businesses. In 1986, Mr. Baukol was appointed Chairman and Chief Executive, 3M United Kingdom PLC. Upon his return to the United States in 1989, he was elected Group Vice President in 3M's health care businesses and served as Vice President, Asia Pacific, Canada and Latin America from 1991-1994 and as Executive Vice President, International Operations since 1995. Mr. Baukol is a director of Graco, Inc. and The Toro Company. He is a trustee and Vice Chairman of the United States Council for International Business, a Governor of the Iowa State University Foundation, a member of the International Programs Advisory Council, Carlson School of Management, University of Minnesota.

         DIRECTOR SINCE 1996

[PHOTO] EDWARD M. LIDDY, 55, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE ALLSTATE CORPORATION, THE PARENT OF ALLSTATE INSURANCE COMPANY, A PERSONAL LINES INSURANCE COMPANY; MEMBER OF THE AUDIT AND BOARD ORGANIZATION COMMITTEES. He was President and Chief Operating Officer of Allstate from 1994 to 1998. Before joining Allstate, Mr. Liddy was Senior Vice President and Chief Financial Officer of Sears, Roebuck and Co., where he held a variety of senior operating and financial positions since 1988. He is a director of The Kroger Co.

         DIRECTOR SINCE 2000

[PHOTO] AULANA L. PETERS, 59, RETIRED PARTNER, GIBSON, DUNN & CRUTCHER LLP, A LAW FIRM, LOS ANGELES, CALIFORNIA; MEMBER OF THE AUDIT AND BOARD ORGANIZATION COMMITTEES. Mrs. Peters joined Gibson, Dunn & Crutcher as an Associate in 1973. In 1980, she was named a Partner in the firm and continued in the practice of law until 1984, when she accepted an appointment as Commissioner of the Securities and Exchange Commission. In 1988, after serving four years as Commissioner, she returned to the private practice of law. Mrs. Peters was elected a member of the Public Oversight Board ("POB") Panel of the American Institute of Certified Public Accountants. Mrs. Peters is a member of the Regulatory Advisory Committee of the New York Stock Exchange, and was a member of the Steering Committee for Financial Accounting Standards Board's Financial Reporting Project and a member of the POB's Blue Ribbon Panel on Audit Effectiveness. Effective January 1, 2001, the POB has general oversight responsibility for auditors. She is also a director of Merrill Lynch & Co., Inc., Northrop Grumman Corp., and Callaway Golf Company.

         DIRECTOR SINCE 1990

INCUMBENT DIRECTORS IN THE 2002 CLASS:

[PHOTO] ROZANNE L. RIDGWAY, 65, FORMER ASSISTANT SECRETARY OF STATE FOR EUROPE AND CANADA; MEMBER OF THE BOARD ORGANIZATION AND COMPENSATION COMMITTEES. Ambassador Ridgway served in the U.S. Foreign Service from 1957 to 1989, including assignments as Ambassador for Oceans and Fisheries Affairs, Ambassador to Finland and to the German Democratic Republic, and from 1985 and until her retirement in 1989, Assistant Secretary of State for European and Canadian Affairs. Ambassador Ridgway served as President until 1993 and Co-Chair until mid-1996 of the Atlantic Council of the United States, an association to promote better understanding of major foreign policy issues. She is a director of The Boeing Company, Emerson Electric Co., Sara Lee Corporation, the New Perspective Fund, the Center for Naval Analyses, and the National Geographic Society. She is also chair of The Baltic-American Enterprise Fund.

         DIRECTOR SINCE 1989

[PHOTO] FRANK SHRONTZ, 69, CHAIRMAN EMERITUS, THE BOEING COMPANY, MANUFACTURER AND SELLER OF AIRCRAFT AND RELATED PRODUCTS; CHAIRMAN OF THE PUBLIC ISSUES COMMITTEE AND MEMBER OF THE COMPENSATION COMMITTEE. Mr. Shrontz joined The Boeing Company in 1958. In 1973, he left Boeing to serve as Assistant Secretary of the Air Force and became Assistant Secretary of Defense in 1976. In 1977, Mr. Shrontz returned to Boeing. After several assignments, he was named President and a member of the Board of Directors of Boeing in 1985. In 1986, he was named Chief Executive Officer and, in 1988, Chairman of the Board. Mr. Shrontz retired from Boeing in 1997. Mr. Shrontz is a director of Boise Cascade Corporation and Chevron Corporation. He is also a member of The Business Council.

         DIRECTOR SINCE 1992

[PHOTO] LOUIS W. SULLIVAN, 67, PRESIDENT, MOREHOUSE SCHOOL OF MEDICINE, ATLANTA, GEORGIA; MEMBER OF THE COMPENSATION AND PUBLIC ISSUES COMMITTEES. Since completion of his medical training, Dr. Sullivan has held both professional and administrative positions in health care facilities and medical training institutions. He joined Morehouse College as Professor of Biology and Medicine in 1975 and was the founding dean and director of the Medical Education Program at the college. He was named President of Morehouse School of Medicine in 1981. He served as Secretary, United States Department of Health and Human Services, from 1989 to 1993. He returned to Morehouse School of Medicine in 1993. Dr. Sullivan is a director of Bristol-Myers Squibb Company, CIGNA Corporation, Equifax, Inc., Georgia-Pacific Corporation, and Household International. He is also a director of the Boy Scouts of America and a trustee of The Little League Foundation.

         DIRECTOR SINCE 1993

                                 PROPOSAL NO. 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee recommended and the Board of Directors appointed the firm of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the year 2001. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the selection.

     PricewaterhouseCoopers LLP has audited the Company's consolidated financial statements since 1975. The firm has offices and affiliates in most localities throughout the world where the Company has operations. Audit services provided by the firm in 2000 included: audit of consolidated financial statements of the Company and its subsidiaries; limited reviews of interim consolidated financial information; and consultations on matters related to accounting and financial reporting.

     PricewaterhouseCoopers LLP also provided a number of other audit and nonaudit services to the Company during 2000, all of which were reviewed by the Audit Committee.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the stockholders meeting and available to respond to appropriate questions and will be given an opportunity to make a statement, if the representative chooses to do so.

     AUDIT FEES

     The aggregate fees and expenses of PricewaterhouseCoopers LLP for professional services provided for the audit of the consolidated financial statements for the year ended December 31, 2000 included in the Company's Annual Report on Form 10-K, and for the reviews of the interim consolidated financial information included in the Company's Quarterly Reports on Form 10-Q for that year were $4.5 million, of which an aggregate amount of $3 million had been billed through December 31, 2000.

     ALL OTHER FEES

     The aggregate fees and expenses billed by PricewaterhouseCoopers LLP for all services provided to the Company, other than the services described above under "Audit Fees," for the year ended December 31, 2000, were $7.2 million. These fees include audit services related to the Company's benefit plans and statutory financial statements of certain of the Company's international subsidiaries as well as other audit and nonaudit services.

     PricewaterhouseCoopers LLP did not provide any services to the Company relating to financial information systems design and implementation during the year ended December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS, TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR 2001. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" RATIFICATION UNLESS A CONTRARY VOTE IS SPECIFIED.

                                 PROPOSAL NO. 3

                              STOCKHOLDER PROPOSAL

     3M has received a stockholder proposal from Richard A. Dee, 115 East 89th Street, New York, New York 10128 (the "Proponent"). The Proponent has requested the Company to include the following proposal and supporting statement in its proxy statement for the Annual Meeting of Stockholders. The Proponent owns 100 shares of 3M common stock. The stockholder proposal is quoted verbatim in italics.

     The Company disagrees with the adoption of the resolution proposed and asks stockholders to review the "Company's Statement in Opposition to the Proposal," which follows the stockholder proposal. Our Board of Directors recommends a vote "AGAINST" the stockholder proposal.

     Approval of the stockholder proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

     Proponent's Proposal:

     STOCKHOLDERS OF PUBLICLY-OWNED CORPORATIONS DO NOT 'ELECT' DIRECTORS. DIRECTORS ARE 'SELECTED' BY INCUMBENT DIRECTORS AND MANAGEMENTS -- STOCKHOLDERS MERELY 'RATIFY' OR APPROVE DIRECTOR SELECTIONS MUCH AS THEY RATIFY SELECTIONS OF AUDITORS.

     THE TERM 'ELECTION OF DIRECTORS' IS MISUSED IN CORPORATE PROXY MATERIALS TO REFER TO THE PROCESS BY WHICH DIRECTORS ARE EMPOWERED. THE TERM IS INAPPROPRIATE -- AND IT IS MISLEADING. WITH NO CHOICE OF CANDIDATES, THERE IS NO ELECTION.

     IN A DEMOCRACY, THOSE WHO GOVERN ARE DULY ELECTED BY THOSE WHOM THEY REPRESENT -- AND THEY ARE ACCOUNTABLE TO THEIR ELECTORS. CONTINUING IN PUBLIC OFFICE REQUIRES SATISFYING CONSTITUENTS, NOT ONLY NOMINATORS. CORPORATE DIRECTORS, WHO OFTEN DIVIDE THEIR TIME BETWEEN MANY COMPANIES, TAKE OFFICE UNOPPOSED.

     INCUMBENT DIRECTORS ARE ANXIOUS TO PROTECT THE POWER OVER CORPORATE ACTIVITIES LEGALLY GRANTED TO THEM. INASMUCH AS CORPORATE GOVERNANCE IS IN THE HANDS OF DIRECTORS, AND DIRECTORS OBVIOUSLY CONTROL BOARD COMPOSITION, IN MY OPINION, BECAUSE STOCKHOLDERS REALLY DO NOT "ELECT" DIRECTORS, THE 'ELECTIVE PROCESS RIGHTS' OF STOCKHOLDERS ARE BEING IGNORED.

     APPROVAL OF THIS CORPORATE GOVERNANCE PROPOSAL WILL PROVIDE 3M STOCKHOLDERS WITH A CHOICE OF DIRECTOR CANDIDATES -- AN OPPORTUNITY TO VOTE FOR THOSE WHOSE QUALIFICATIONS AND VIEWS THEY FAVOR.

     IT IS HEREBY REQUESTED THAT THE 3M BOARD OF DIRECTORS ADOPT PROMPTLY A RESOLUTION REQUIRING THE BOARD ORGANIZATION COMMITTEE TO NOMINATE TWO CANDIDATES FOR EACH DIRECTORSHIP TO BE FILLED BY VOTING OF STOCKHOLDERS AT ANNUAL MEETINGS. IN ADDITION TO CUSTOMARY PERSONAL BACKGROUND INFORMATION, PROXY STATEMENTS SHALL INCLUDE A STATEMENT BY EACH CANDIDATE AS TO WHY HE OR SHE BELIEVES THEY SHOULD BE ELECTED.

     AS LONG AS INCUMBENTS ARE PERMITTED TO SELECT AND PROPOSE ONLY THE NUMBER OF SO-CALLED "CANDIDATES" AS DIRECTORSHIPS TO BE FILLED -- AND AS LONG AS IT IS IMPOSSIBLE, REALISTICALLY, FOR STOCKHOLDERS TO UTILIZE SUCCESSFULLY WHAT IS SUPPOSED TO BE THEIR RIGHT TO NOMINATE AND ELECT DIRECTORS -- THERE WILL BE NO PRACTICAL MEANS FOR STOCKHOLDERS TO BRING ABOUT DIRECTOR TURNOVER UNTIL THIS OR A SIMILAR PROPOSAL IS ADOPTED. TURNOVER REDUCES THE POSSIBILITY OF INBREEDING AND PROVIDES SOURCES OF NEW IDEAS, VIEWPOINTS, AND APPROACHES.

     THE 'POOL' FROM WHICH CORPORATE DIRECTORS ARE SELECTED MUST BE EXPANDED FROM THE CURRENT PREPONDERANCE OF CHAIRMEN AND CEO'S, PRESENT AND RETIRED, TO INCLUDE YOUNGER EXECUTIVES, INCLUDING MANY MORE WOMEN, WHOSE BACKGROUNDS QUALIFY THEM WELL TO REPRESENT STOCKHOLDERS.

     ALTHOUGH DELAWARE LAW PROVIDES FOR DIRECTOR NOMINEES TO BE SELECTED BY INCUMBENTS, APPROVAL OF THIS PROPOSAL WILL ENABLE 3M STOCKHOLDERS TO REPLACE ANY OR ALL DIRECTORS IF THEY BECOME DISSATISFIED WITH THEM -- OR WITH THE RESULTS OF CORPORATE POLICIES AND/OR PERFORMANCE. NOT A HAPPY PROSPECT EVEN FOR THOSE ABLE TO NOMINATE THEIR POSSIBLE SUCCESSORS!

     THE BENEFITS THAT WILL ACCRUE TO 3M STOCKHOLDERS FROM DIRECTORS THAT HAVE BEEN DEMOCRATICALLY-ELECTED, AND WHO ARE WILLING TO HAVE THEIR RESPECTIVE QUALIFICATIONS AND VIEWS CONSIDERED CAREFULLY BY STOCKHOLDERS, FAR OUTWEIGH ANY ARGUMENTS RAISED BY THOSE WHO ARE ACCUSTOMED TO BEING "SELECTED."

     PLEASE VOTE FOR THIS PROPOSAL.

COMPANY'S STATEMENT IN OPPOSITION TO THE PROPOSAL

     The basic premise of the Delaware General Corporation Law, under which the Company is incorporated, is that all matters regarding the business of the corporation are under the supervision and oversight of the Board of Directors. This includes the task of determining nominees for election to the Board. The Company believes that the appropriate role of the directors is to provide the stockholders with a slate of nominees who, in the collective best judgment of the Board, are the most qualified to provide oversight of the business of the Company.

     The Board of Directors believes the present nominating process ensures that only those with the appropriate qualifications continue to serve on the Board. The Board determines its nominees with regard to a broad spectrum of qualifications and considerations, so as to provide a proper balance with respect to the membership of the Board as a whole. In doing this, the Board attempts to balance the interests and welfare of all constituents, customers, market channel and technology partners, employees, communities, and citizenry affected by the Company's operations, and its stockholders. This is the duty of the Board of Directors. It is the Board's opinion that the present nominating process has resulted in a well-functioning Board of Directors, with proper balance for the interests of all the Company's constituents. To the extent that stockholders wish to suggest qualified candidates, there are appropriate procedures in place as set forth on page 5 of this proxy statement.

     There can be no assurance that the process proposed by the proponent would have the same result. It is likely that such a process would result in some, if not most, qualified candidates being unwilling to run for a corporate Board position. It is increasingly difficult to attract and retain the best candidates for such positions, as there are often competing demands for such persons' time and attention. The requirement to compete head-to-head with another candidate would likely discourage the types of candidates being sought by the Company and would create a political environment. Those elected in this proposed process may feel the need to serve the interests of a particular constituency disproportionately in order to regain election. In short, this process would likely result in negative consequences to the internal balance of and conduct of business by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE REASONS DESCRIBED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "AGAINST" THIS PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN VOTING THE PROXY.

                                 PROPOSAL NO. 4

                              STOCKHOLDER PROPOSAL

     3M has received a stockholder proposal from Edwin D. Hill, trustee for the International Brotherhood of Electrical Workers' Pension Benefit Fund (the "Proponent"). The Proponent has requested the Company to include the following proposal and supporting statement in its Proxy Statement for the Annual Meeting of Stockholders. The Proponent beneficially owns 59,129 shares of 3M common stock. The stockholder proposal is quoted verbatim in italics, below.

     The Company disagrees with the adoption of the resolution proposed below and asks stockholders to review the "Company's Statement in Opposition to the Proposal," which follows the stockholder proposal. Our Board of Directors recommends a vote "AGAINST" the stockholder proposal.

     Approval of the stockholder proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

     Proponent's Proposal:

     RESOLVED, THAT THE SHAREHOLDERS OF MINNESOTA MINING AND MANUFACTURING COMPANY (THE "COMPANY") REQUEST THAT THE BOARD OF DIRECTORS ADOPT AN EXECUTIVE COMPENSATION POLICY THAT ALL FUTURE STOCK OPTION GRANTS TO SENIOR EXECUTIVES SHALL BE PERFORMANCE-BASED. FOR THE PURPOSES OF THIS RESOLUTION, A STOCK-OPTION IS PERFORMANCE-BASED IF ITS EXERCISE PRICE IS LINKED TO AN INDUSTRY PERFORMANCE INDEX ASSOCIATED WITH THE PEER GROUP COMPANIES USED FOR STOCK PRICE COMPARISONS IN THE COMPANY'S PROXY STATEMENT.

     SUPPORTING STATEMENT

     AS LONG-TERM SHAREHOLDERS OF THE COMPANY, WE SUPPORT EXECUTIVE COMPENSATION POLICIES AND PRACTICES THAT PROVIDE CHALLENGING PERFORMANCE OBJECTIVES AND SERVE TO MOTIVATE EXECUTIVES TO ACHIEVE LONG-TERM CORPORATE VALUE MAXIMIZATION GOALS. WHILE SALARIES AND BONUSES COMPENSATE MANAGEMENT FOR SHORT-TERM RESULTS, THE GRANT OF STOCK AND STOCK OPTIONS HAS BECOME THE PRIMARY VEHICLE FOR FOCUSING MANAGEMENT ON ACHIEVING LONG-TERM RESULTS. UNFORTUNATELY, THESE OPTION GRANTS CAN AND DO OFTEN PROVIDE LEVELS OF COMPENSATION WELL BEYOND THOSE MERITED. IT HAS BECOME ABUNDANTLY CLEAR THAT STOCK OPTION GRANTS WITHOUT SPECIFIC PERFORMANCE-BASED TARGETS OFTEN REWARD

     EXECUTIVES FOR STOCK PRICE INCREASES DUE SOLELY TO A GENERAL STOCK MARKET RISE, RATHER THAN IMPROVED OR SUPERIOR COMPANY PERFORMANCE.

     INDEXED STOCK OPTIONS ARE OPTIONS WHOSE EXERCISE PRICE MOVES WITH AN APPROPRIATE MARKET INDEX COMPOSED OF A COMPANY'S PRIMARY COMPETITORS. THE RESOLUTION REQUESTS THAT THE COMPANY'S BOARD ENSURE THAT FUTURE COMPANY STOCK OPTION PLANS LINK THE OPTION EXERCISE PRICE TO AN INDUSTRY PERFORMANCE INDEX ASSOCIATED WITH THE PEER GROUP OF COMPANIES USED FOR STOCK PRICE COMPARISONS IN THE COMPANY'S PROXY STATEMENT.

     IMPLEMENTING AN INDEXED STOCK OPTION PLAN WOULD MEAN THAT OUR COMPANY'S PARTICIPATING EXECUTIVES WOULD RECEIVE PAYOUTS ONLY IF THE COMPANY'S STOCK PRICE PERFORMANCE WAS BETTER THEN THAT OF THE PEER GROUP AVERAGE. BY TYING THE EXERCISE PRICE TO A MARKET INDEX, INDEXED OPTIONS REWARD PARTICIPATING EXECUTIVES FOR OUTPERFORMING THE COMPETITION. INDEXED OPTIONS WOULD HAVE VALUE WHEN OUR COMPANY'S STOCK PRICE RISES IN EXCESS OF ITS PEER GROUP AVERAGE OR DECLINES LESS THAN ITS PEER GROUP AVERAGE STOCK PRICE DECLINE. BY DOWNWARDLY ADJUSTING THE EXERCISE PRICE OF THE OPTION DURING A DOWNTURN IN THE INDUSTRY, INDEXED OPTIONS REMOVE PRESSURE TO REPRICE STOCK OPTIONS. IN SHORT, SUPERIOR PERFORMANCE WOULD BE REWARDED.

     AT PRESENT, THE COMPANY'S STOCK OPTION PLAN(S) IS NOT INDEXED TO PEER GROUP PERFORMANCE STANDARDS. FURTHER, OUR COMPANY'S STOCK PERFORMANCE HAS SIGNIFICANTLY LAGGED THE S&P 500 INDEX ("S&P") AND DOW JONES INDUSTRIAL AVERAGE ("DJIA") OVER THE PAST FIVE YEARS. AN INVESTMENT OF $100 IN OUR COMPANY, THE S&P, AND DJIA ON DEC. 31, 1994, WAS WORTH $219.90, $350.30, AND $330.80, RESPECTIVELY, FIVE YEARS LATER.

     AS LONG-TERM OWNERS, WE FEEL STRONGLY THAT OUR COMPANY WOULD BENEFIT FROM THE IMPLEMENTATION OF A STOCK OPTION PROGRAM THAT REWARDED SUPERIOR LONG-TERM CORPORATE PERFORMANCE. IN RESPONSE TO STRONG NEGATIVE PUBLIC AND SHAREHOLDER REACTIONS TO THE EXCESSIVE FINANCIAL REWARDS PROVIDED EXECUTIVES BY NON-PERFORMANCE BASED OPTION PLANS, A GROWING NUMBER OF SHAREHOLDER ORGANIZATIONS, EXECUTIVE COMPENSATION EXPERTS, AND COMPANIES ARE SUPPORTING THE IMPLEMENTATION OF INDEXED STOCK OPTION PLANS. WE URGE YOUR SUPPORT FOR THIS IMPORTANT GOVERNANCE REFORM.

COMPANY'S STATEMENT IN OPPOSITION TO THE PROPOSAL

     The Compensation Committee of the Board of Directors is composed of four nonemployee directors who administer the Company's executive compensation program. The Committee works with independent consulting firms to inform itself of developments in the design of compensation plans. The Committee seeks to ensure that the Company's total compensation package is competitive with the companies the Company competes with for executive talent, provides appropriate links between executive compensation and the Company's performance and aligns the interests of executives with those of stockholders.

     The Committee gave appropriate consideration to the proposal calling for the adoption of a market-indexed stock option plan where the option exercise price would increase or decrease based on changes in the applicable index. The Committee recommends a vote "AGAINST" the proposal for the following reasons:

     The current stock option plan aligns the interests of executives with those of stockholders. The executive realizes value from the options when Company performance improves leading to an increase in the price of the Company's common stock that benefits all stockholders. Alignment of the interests of executives with those of stockholders is less clear under a market-indexed stock option plan, particularly when the option price decreases with a decline in the market index. In this instance, an executive benefits from a decline in the index while stockholders do not. As a consequence of the poor alignment of interests with stockholders generally, this option mechanism is not widely used, particularly by those with whom the Company competes for executive talent.

     Market-indexed options result in quarterly charges against earnings of the Company, which further explains why this form of option is rare among U.S. corporations. The Company believes that the use of indexed options depresses and artificially adds volatility to the Company's earnings and is not beneficial to stockholders' interests.

     In sum, the Committee believes that the existing executive compensation policy aligns executive incentives with the long-term interests of its stockholders. The Committee also believes that the stockholder proposal would undermine the long-term interests of the stockholders by adversely affecting the Company's ability to attract and retain the most qualified executives needed to manage its business.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE REASONS DESCRIBED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "AGAINST" THIS PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN VOTING THE PROXY.

                                 PROPOSAL NO. 5

                              STOCKHOLDER PROPOSAL

     3M has received a stockholder proposal from Matthew Hernandez, Corporate Governance Advisor to the Sheet Metal Workers' National Pension Fund (the "Proponent"). The Proponent has requested the Company to include the following proposal and supporting statement in its proxy statement for the Annual Meeting of Stockholders. The Proponent beneficially owns 41,100 shares of 3M common stock. The stockholder proposal is quoted verbatim in italics, below.

     The Company disagrees with the adoption of the resolution proposed below and asks stockholders to review the "Company's Statement in Opposition to the Proposal," which follows the stockholder proposal. Our Board of Directors recommends a vote "AGAINST" the stockholder proposal.

     Approval of the stockholder proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

     Proponent's Proposal:

     RESOLVED, THAT THE SHAREHOLDERS OF MINNESOTA MINING AND MANUFACTURING COMPANY ("COMPANY") HEREBY REQUEST THAT THE COMPANY'S BOARD OF DIRECTORS TAKE THE NECESSARY STEPS TO ESTABLISH A PERFORMANCE-BASED SENIOR EXECUTIVE COMPENSATION SYSTEM THAT FOCUSES THE FIVE MOST HIGHLY-PAID MEMBERS OF MANAGEMENT ON ADVANCING THE LONG-TERM SUCCESS OF THE COMPANY. TO DEMONSTRATE THAT SUCH STEPS HAVE BEEN TAKEN, WE REQUEST THAT THE COMPENSATION COMMITTEE REPORT INCLUDED IN THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IDENTIFY SPECIFIC PERFORMANCE CRITERIA AND EXPLAIN WHY THEY HAVE BEEN SELECTED; THE SPECIFIC TARGET LEVEL THAT MUST BE ACHIEVED TO SATISFY THAT PERFORMANCE CRITERIA; AND RANK EACH PERFORMANCE FACTOR IN ORDER OF IMPORTANCE, AS WELL AS IDENTIFY THE WEIGHT ATTACHED TO EACH FACTOR.

     SUPPORTING STATEMENT

     THE LONG-TERM SUCCESS OF THE COMPANY DEPENDS ON THE ABILITY OF THE BOARD OF DIRECTORS AND SENIOR MANAGEMENT TO ESTABLISH AND IMPLEMENT A STRATEGIC PLAN THAT ENSURES THE COMPANY'S LONG-TERM SUCCESS. THIS STRATEGIC PLAN MUST MEET THE NEEDS OF THE COMPANY'S CUSTOMERS, RECOGNIZE THE IMPORTANT CONTRIBUTIONS OF ITS EMPLOYEES, ACCEPT THE COMPANY'S RESPONSIBILITY TO ASSOCIATE ITSELF WITH RESPONSIBLE VENDORS AND SUPPLIERS, AND SATISFY ALL LEGAL AND ETHICAL RESPONSIBILITIES TO THE COMPANY'S IMMEDIATE AND BROADER COMMUNITY.

     SENIOR MANAGEMENT MUST BE KEENLY FOCUSED ON FULFILLING THESE STRATEGIC PLANS. THE BEST WAY TO ENSURE PROPER FOCUS IS THROUGH A PERFORMANCE-BASED EXECUTIVE COMPENSATION SYSTEM THAT GENEROUSLY REWARDS SUPERIOR PERFORMANCE. SPECIFIC FINANCIAL AND NON-FINANCIAL PERFORMANCE CRITERIA SHOULD BE SELECTED TO FOCUS THE FIVE MOST HIGHLY-PAID MEMBERS OF MANAGEMENT ON ADVANCING THE LONG-TERM SUCCESS OF THE COMPANY.

     THIS SYSTEM MUST BE TRANSPARENT, JUSTIFIABLE AND CHALLENGING TO FOCUS SENIOR MANAGEMENT AND THE REST OF THE COMPANY. ACCOUNTABILITY MUST BE THE CORNERSTONE OF THE SYSTEM. SUCH A SYSTEM WOULD SERVE TO MOTIVATE SENIOR MANAGEMENT AND ALL OTHER EMPLOYEES THROUGHOUT THE RANKS.

     IT IS OUR OPINION THAT TOO MANY COMPANIES, INCLUDING OUR COMPANY, REWARD AVERAGE OR BELOW AVERAGE PERFORMANCE AND DO NOT MOTIVATE SENIOR MANAGEMENT TO EXCEL. WE BELIEVE THAT RATHER THAN CHALLENGING THEM TO ACHIEVE SUPERIOR PERFORMANCE, ENORMOUS COMPENSATION PACKAGES

     EFFECTUATE SIGNIFICANT AND UNJUSTIFIABLE TRANSFERS OF WEALTH FROM SHAREHOLDERS TO MANAGERS. WE DO NOT BELIEVE SUCH A SYSTEM IS IN SHAREHOLDERS' INTEREST.

     OUR COMPANY'S STOCK PERFORMANCE HAS SIGNIFICANTLY LAGGED THE S&P 500 INDEX ("S&P") AND DOW JONES INDUSTRIAL AVERAGE ("DJIA") OVER THE PAST FIVE YEARS. AN INVESTMENT OF $100 IN OUR COMPANY, THE S&P, AND DJIA ON DEC. 31, 1994, WAS WORTH $219.90, $350.30, AND $330.80, RESPECTIVELY, FIVE YEARS LATER. YET, IN 1999 CHAIRMAN AND CEO LIVIO DESIMONE RECEIVED A SALARY OF $1,047,600, A BONUS OF $947,502, A RESTRICTED STOCK AWARD OF $774,698, A PERFORMANCE UNIT PLAN PAYOUT OF $1,336,500, AND HELD PROFIT SHARING STOCK VALUED AT $4,047,229 AS OF DECEMBER 31, 1999. THE CURRENT COMPENSATION COMMITTEE REPORT DOES NOT ADEQUATELY DETAIL HOW THE COMPANY'S EXECUTIVE COMPENSATION SYSTEM FOCUSES SENIOR MANAGEMENT ON ACHIEVING LONG-TERM SUCCESS.

     WE BELIEVE THAT ADOPTION OF THIS PROPOSAL WOULD ADVANCE A SENIOR MANAGEMENT COMPENSATION SYSTEM THAT PROMOTES ACCOUNTABILITY, ENSURES MANAGEMENT IS REWARDED FOR EXCELLENT PERFORMANCE, AND FOCUSES MANAGEMENT AND ALL EMPLOYEES ON ACHIEVING LONG-TERM SUCCESS.

COMPANY'S STATEMENT IN OPPOSITION TO THE PROPOSAL

     As explained in greater detail in the Report of the Compensation Committee beginning on page 27, 3M has had for many years a senior executive compensation system consisting of the following key performance-based components. These components represent approximately 75 to 80 percent of the total compensation of the senior executives listed in the Summary Compensation Table set forth on page 20.

     * Profit sharing is variable compensation based on quarterly economic profit of 3M. Economic profit is quarterly net operating income minus a charge for operating capital used by the business. The target is increased economic profit, which in the opinion of the Compensation Committee relates well to the creation of shareholder value since it emphasizes the effective use of working capital and solid profitable growth. If economic profit increases each quarter, profit sharing payments in cash and stock go up. If economic profit decreases, profit sharing payments go down.

     * The Performance Unit Plan is variable, performance-based compensation based on 3M's long-term performance. The amount payable with respect to each performance unit granted in 2000 is linked to the performance criteria of Real Growth (percentage amount by which 3M's worldwide unit sales growth exceeds the weighted average of the Industrial Production Index ("IPI") of the top seven industrial nations in which 3M does business (the "Big 7 IPI")) and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. No amount will be payable under the Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years.

     * Stock options are granted to each of the senior executives at the fair market value on the date of the grant. The target is increased market value of the Company's stock. Stock options provide value only when Company performance improves leading to an increase in the price of the Company's common stock that benefits all stockholders.

     In the judgment of the Compensation Committee, this compensation system rewards superior performance and challenges senior executives to achieve superior performance. Similarly, the Report of the Compensation Committee adequately explains the system and its objectives. Thus, the Committee and the Board of Directors believes that the systems already in place address the objectives stated by the Proponent.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE REASONS DESCRIBED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "AGAINST" THIS PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN VOTING THE PROXY.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning beneficial ownership of the Company's common stock as of February 28, 2001, for: (a) each director and the nominees for director; (b) named executive officers set forth in the Summary Compensation Table; and (c) the directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

     The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 28, 2001 (60 days after February 28, 2001), through the exercise of any stock option or other right. Options exercisable within 60 days after February 28, 2001, are shown separately.

                                     BENEFICIAL OWNERSHIP TABLE
- ----------------------------------------------------------------------------------------------------
                                  COMMON STOCK
                                  BENEFICIALLY       OPTIONS         SHARES HELD AS
  NAME AND PRINCIPAL POSITION       OWNED(1)     EXERCISABLE(2)    DEFERRED STOCK(3)       TOTAL
  ---------------------------     ------------   --------------    -----------------    ------------
  Linda G. Alvarado, Director            639               --                 0               639

  Edward A. Brennan, Director          4,817               --            12,586            17,403

  Edward M. Liddy, Director                0               --             1,000             1,000

  Aulana L. Peters, Director             865               --            12,341            13,206

  Rozanne L. Ridgway, Director         1,288               --            14,584            15,872

  Kevin W. Sharer, Nominee                --               --                --                --

  Frank Shrontz, Director              3,031               --             8,097            11,128

  F. Alan Smith, Director              5,615               --            15,325            20,940

  Louis W. Sullivan, Director          1,807               --             5,419             7,226

  W. James McNerney, Jr.,
   Director and
   Chairman of the Board
   and Chief Executive Officer
   (effective January 1, 2001)       110,054(4)             0                 0           110,054(4)

  Livio D. DeSimone,
   Director and
   Chairman of the Board
   and Chief Executive Officer
   (through December 31, 2000)       220,538          492,571                 0           713,109

  Ronald O. Baukol,
   Director and
   Executive Vice President           43,085          131,861                 0           174,946

  John W. Benson,
   Executive Vice President           28,755           52,296                 0            81,051

  Charles E. Kiester,
   Senior Vice President*             46,391           64,038                 0           110,429

  Harold J. Wiens,
   Executive Vice President            7,105           50,710                 0            57,815

  John J. Ursu,
   Senior Vice President              33,179           45,854                 0            79,033

  All Directors and Executive
   Officers as a Group
   (26 persons) (5)                  716,383        1,353,717            70,250         2,140,350
- ----------------------------------------------------------------------------------------------------

*Retired as Executive Officer effective November 10, 2000

                     FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE

     (1) "Shares Held" include: stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the nominee's household, and stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after February 28, 2001 are shown separately. The "Shares Held" include shares of profit sharing stock held by the Company and subject to forfeiture, as more fully described in footnote 3 on page 21 of this proxy statement.

     (2) Option prices for these shares range from $42.50 to $96.85 per share.

     (3) "Shares Held as Deferred Stock" by nonemployee directors represent the number of shares of the Company's common stock, as of February 28, 2001, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of directors' fees. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.

     (4) Restricted shares that generally vest in increments of 10 percent over a ten-year period if the executive remains continuously employed by the Company and are subject to forfeiture under certain circumstances.

     (5) All directors and executive officers as a group owned beneficially less than one percent of the outstanding common stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) of the

     Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities Exchange Commission reports regarding their ownership and changes in ownership of our stock. 3M believes that during 2000, its directors and executive officers complied with all Section 16(a) filing requirements. In making this statement, 3M has relied upon examination of the copies of Forms 3, 4, and 5 and the written representations of its directors and executive officers.

EXECUTIVE COMPENSATION

     The following table shows compensation received by 3M's Chief Executive Officer and its four other most highly paid executive officers and a retired officer for 2000, 1999, and 1998.

                                                  SUMMARY COMPENSATION TABLE
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                     LONG-TERM COMPENSATION(1)
                                                                           --------------------------------------------
                                             ANNUAL COMPENSATION                      AWARDS                 PAYOUTS
                                    -------------------------------------  ----------------------------  --------------
                                                  PROFIT                    PROFIT SHARING     OPTIONS    PERFORMANCE
                                                 SHARING     OTHER ANNUAL  STOCK (RESTRICTED   GRANTED     UNIT PLAN      ALL OTHER
                                      SALARY   CASH (BONUS)  COMPENSATION    STOCK AWARDS)    NUMBER OF      (LTIP)     COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    ($)(1)      ($)(2)        ($)(4)         ($)(2)(3)      SHARES(5)   PAYOUTS($)(6)    ($)(7)
- ------------------------------------------------------------------------------------------------------------------------------------
Livio D. DeSimone,*           2000   1,047,600   1,285,837       70,445          910,610         192,894     1,352,700      265,686
                              ------------------------------------------------------------------------------------------------------
 Chairman of the Board and    1999   1,047,600     947,502       81,318          774,698         155,456     1,320,300      169,956
                              ------------------------------------------------------------------------------------------------------
 Chief Executive Officer      1998   1,047,600     669,341       60,533          547,268         212,890       774,900      155,518
- ------------------------------------------------------------------------------------------------------------------------------------
Ronald O. Baukol,             2000     561,900     498,289           --          152,157          22,600       556,110      101,718
                              ------------------------------------------------------------------------------------------------------
 Executive Vice President     1999     521,700     423,918           --          129,447          52,780       542,790       53,015
                              ------------------------------------------------------------------------------------------------------
                              1998     521,700     299,466           --           91,440          47,916       318,570       36,105
- ------------------------------------------------------------------------------------------------------------------------------------
John W. Benson,               2000     507,050     390,644           --           56,582          47,530       360,720       42,106
                              ------------------------------------------------------------------------------------------------------
 Executive Vice President     1999     437,700     332,339           --           48,137          45,811       139,365       30,641
                              ------------------------------------------------------------------------------------------------------
                              1998     409,650     212,841           --           16,080          28,398        81,795       27,216
- ------------------------------------------------------------------------------------------------------------------------------------
Charles E. Kiester,**         2000     500,500     371,337           --          155,393          61,064       360,720       84,238
                              ------------------------------------------------------------------------------------------------------
 Senior Vice President        1999     447,200     315,914           --          122,480          31,978       352,080       57,419
                              ------------------------------------------------------------------------------------------------------
                              1998     426,900     223,171           --           57,150          40,970       206,640       45,217
- ------------------------------------------------------------------------------------------------------------------------------------
Harold J. Wiens,              2000     471,550     375,297           --           49,215          25,561       300,600       30,488
                              ------------------------------------------------------------------------------------------------------
 Executive Vice President     1999     397,000     270,063       50,827           36,383          25,727        80,685       31,646
                              ------------------------------------------------------------------------------------------------------
                              1998     299,250     158,947           --           11,486          10,560        47,355       29,943
- ------------------------------------------------------------------------------------------------------------------------------------
John J. Ursu,                 2000     426,000     361,167           --           57,064          37,791       360,720       51,585
                              ------------------------------------------------------------------------------------------------------
 Senior Vice President        1999     390,900     307,261           --           48,547          28,282       234,720       53,302
                              ------------------------------------------------------------------------------------------------------
                              1998     390,900     217,056           --           34,290          34,915       137,760       45,699
- ------------------------------------------------------------------------------------------------------------------------------------

 *Held position through December 31, 2000
**Retired as Executive Officer effective November 10, 2000

                     FOOTNOTES TO SUMMARY COMPENSATION TABLE

     (1) The amounts shown in the Summary Compensation Table do not include amounts expensed for financial reporting purposes under the Company's pension plan. This plan is a defined benefit plan. The amounts shown in the table do, however, include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plan. The Deferred Compensation Plan allows management personnel to defer portions of current base salary, profit sharing, and performance unit compensation earned during the year.

     (2) The amounts shown under the headings "Profit Sharing Cash (Bonus)" and "Profit Sharing Stock (Restricted Stock Awards)" are payments received under the Profit Sharing Plan. The terms "(Bonus)" and "(Restricted Stock Awards)" are included to satisfy the requirements of the Securities and Exchange Commission ("SEC"). These payments are based upon the Company's performance and are variable in accordance with a predetermined formula. The Compensation Committee does not view these payments as bonus payments or restricted stock awards as these terms are most often used. The Committee views bonus plans as plans which provide for annual (as opposed to quarterly) payments from a pool rather than based on a strict formula related to economic profit. Restricted stock awards are generally outright grants of stock as opposed to payment in the form of stock held in the custody of the Company (restricted period) in lieu of cash under a formula-based profit sharing plan.

     Generally, profit sharing is paid in cash; however, senior executive management, as determined by the Compensation Committee, receive a portion of their profit sharing in shares of the Company's common stock (see footnote 3 on page 21).

     The Company's Profit Sharing Plan provides for quarterly payments based upon the number of shares of profit sharing assigned to a participant, multiplied by an amount based on economic profit. Economic profit is defined as quarterly net operating income minus a capital charge, and emphasizes the effective use of working capital.

     The number of profit sharing shares awarded to the individuals named is determined by the Compensation Committee and is intended to reflect the level of responsibility of the respective individual. Profit-sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary. Approximately 15,640 employees currently participate in profit sharing, including the individuals in the Summary Compensation Table.

     (3) The amount shown under the heading "Profit Sharing Stock (Restricted Stock Awards)" represents the portion of profit sharing issued as common stock to the named individuals, valued at 100 percent of the fair market value of the Company's common stock at the end of the quarterly profit sharing performance period. The number of shares is determined by the Company's quarterly economic profit performance. However, payment is deferred and conditional upon continued employment by the Company. Therefore, pursuant to SEC rules, it is included under the headings of "Long-Term Compensation."

     The shares are held in the custody of the Company for a period of three years or until age 65, whichever occurs first. Any termination of employment, prior to that time, without the consent of the Compensation Committee or the Board of Directors, other than upon death or permanent disability, will result in forfeiture of the profit sharing stock. The recipient is entitled to receive dividends and vote these shares in the same manner as any other holder of the Company's common stock during the period of custody by the Company. In 2000, the Company distributed a portion of these shares to Messrs. DeSimone, Baukol, Kiester, and Ursu.

     From the time of issuance throughout the restricted period, profit sharing stock rises or falls in value in direct relationship to the Company's common stock market performance. Consequently, profit sharing stock reflects both short-term and long-term performance elements.

     The named individuals have accumulated as of December 31, 2000 the following shares of the Company's common stock under the Company's Profit Sharing Plan. The profit sharing stock is valued in this table at the fair market value of such stock on December 31, 2000, and also on the respective dates when the shares were issued into the custody of the Company:

- --------------------------------------------------------------------------------
                                                    VALUE AT            VALUE
NAME                                SHARES     DECEMBER 31, 2000     WHEN ISSUED
- ----                                ------     -----------------     -----------
L.D. DeSimone ..................    26,922         $3,244,101         $2,354,175
R.O. Baukol ....................     4,498            542,009            393,306
J.W. Benson ....................     1,373            165,447            120,752
C.E. Kiester ...................     3,902            470,191            347,767
H.J. Wiens .....................     1,095            131,948             97,022
J.J. Ursu ......................     1,687            203,284            147,499
- --------------------------------------------------------------------------------

     (4) "Other Annual Compensation" includes the following, to the extent that the aggregate thereof exceeds $50,000: personal benefits received by the named individuals, amounts reimbursed to the individuals during the year for payment of taxes, and that portion of interest above market rates (as determined by the SEC) paid on that compensation voluntarily deferred by the individuals. The personal benefits included in these numbers represent the amount of personal financial planning services, an amount paid on behalf of the individual for the term portion of insurance under the Company's Senior Executive Split Dollar Plan, and air travel on corporate aircraft imputed to the individual as income for tax purposes. In the case of Mr. DeSimone, nearly all of the "Other Annual Compensation" received in 2000, 1999, and 1998 was a result of income imputed to him for travel.

     (5) The number of stock options shown in this column includes both annual grants of incentive and nonqualified stock options and Progressive Stock Options, which are described more fully in footnote 1 on page 23. The number and price of all outstanding options were adjusted at the time of the spin-off of Imation Corp. in order to preserve the intrinsic value of the options. The number of stock options shown in this column for 2000 reflects this adjustment.

     (6) "Performance Unit Plan (LTIP) Payouts" reflect the value of the total grant for each individual under the Company's Performance Unit Plan after the base three-year performance period (i.e., the amount shown in 2000 covers the base performance period from 1998-2000). Under the 2000 award, the amount earned will be paid to these individuals in 2003, unless the participant elects to defer the payout for three additional years. The numbers shown represent estimates based upon information available as of February 28, 2001. More specific information about the Performance Unit Plan is set forth on pages 25 and 28.

     (7) "All Other Compensation" includes: (a) that amount of Performance Unit Plan earnings allocated during the year to the base amounts determined after the three-year performance periods of each respective grant, to the extent that such earnings are in excess of market interest rates (as determined by the SEC); (b) that amount deemed to be compensation to the individuals under the Company's Senior Executive Split Dollar Plan in accordance with rules developed by the SEC; and (c) all amounts contributed to the account of each named executive under the Company's 401(k) plan. The Senior Executive Split Dollar Plan provides insurance to all of the Company's executive officers under split dollar life insurance, which is partly term insurance and partly whole life insurance with a cash value. Under this Plan, the Company is reimbursed for the premium costs of the nonterm portion of coverage and a possible return when the arrangement terminates either by insurance proceeds incident to the death of the individual or by cash value after 15 years of participation in the Plan. During 2000, amounts deemed compensation under the Plan to the named executive officers in the Summary Compensation Table were $7,145 for Mr. DeSimone; $14,440 for Mr. Baukol; $12,119 for Mr. Benson; $15,378 for Mr. Kiester; $14,788 for Mr. Wiens; and $17,093 for Mr. Ursu. These amounts were determined by treating the nonterm portion of the coverage as an interest-free loan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 2000 to each person named in the Summary Compensation Table.

- --------------------------------------------------------------------------------------------------------------
                                  INDIVIDUAL GRANTS
- --------------------------------------------------------------------------------------
                                          % OF TOTAL                                           GRANT DATE
                                         OPTIONS/SARs                                             VALUE
                          OPTIONS/          GRANTED        EXERCISE OR                     -------------------
                            SARs        TO EMPLOYEES IN    BASE PRICE       EXPIRATION         GRANT DATE
      NAME              GRANTED(#)(1)     FISCAL YEAR     ($/SH)(1)(2)         DATE        PRESENT VALUE($)(4)
      ----              -------------   ---------------   ------------      ----------     -------------------
L.D. DeSimone              90,000            1.361%          $86.70           5/9/2010         $  2,020,500
                           13,137            0.199%           94.95          5/11/2001              217,811
                           29,874            0.452%           94.95          5/10/2002              495,311
                            2,027            0.031%           94.95           5/9/2003               33,608
                           30,366            0.459%           94.95           5/7/2004              503,468
                           27,490            0.416%           94.95          5/12/2006              455,784

R.O. Baukol                22,600            0.342%           86.70           5/9/2010              507,370

J.W. Benson                22,600            0.342%           86.70           5/9/2010              507,370
                            1,627            0.025%           94.95          5/11/2001               26,976
                            1,818            0.027%           94.95          5/10/2002               30,142
                            2,288            0.035%           94.95           5/9/2003               37,935
                            1,966            0.030%           94.95           5/7/2004               32,596
                            2,386            0.036%           94.95           5/6/2005               39,560
                            7,493            0.113%           94.95          5/12/2006              124,234
                            7,352            0.111%           94.95          5/12/2007              121,896

C.E. Kiester               22,600            0.342%           86.70           5/9/2010              507,370
                            4,652            0.070%           94.95          5/11/2001               77,130
                            5,070            0.077%           94.95          5/10/2002               84,061
                            5,996            0.091%           94.95           5/9/2003               99,414
                            6,898            0.104%           94.95           5/7/2004              114,369
                            8,382            0.127%           94.95           5/6/2005              138,974
                            7,466            0.113%           94.95          5/12/2006              123,786

H.J. Wiens                 22,600            0.342%           86.70           5/9/2010              507,370
                            2,698            0.041%           94.95          5/12/2006               44,733
                              263            0.004%           94.95          5/12/2007                4,361

J.J. Ursu                  15,000            0.227%           86.70           5/9/2010              336,750
                            1,639            0.025%           97.15          5/11/2001               27,929
                            1,851            0.028%           97.15          5/10/2002               31,541
                            3,709            0.056%           97.15           5/9/2003               63,201
                            1,794            0.027%           97.15           5/7/2004               30,570
                            6,302            0.095%           97.15           5/6/2005              107,386
                            7,496            0.113%           97.15          5/12/2006              127,732
- ------------------------------------------------------------------------------------------------------------
All Optionees
 11,073 Participants    6,612,707          100.000%          $89.20                            $148,944,839
- ------------------------------------------------------------------------------------------------------------

              FOOTNOTES TO OPTION GRANTS IN LAST FISCAL YEAR TABLE

     (1) The Company has not granted any stock appreciation rights ("SARs"), except in limited circumstances to employees of certain subsidiaries who are not subject to the tax laws of the United States where SARs have less onerous tax consequences than stock options. The options shown for each individual include both annual grants of Incentive Stock Options and nonqualified stock options and grants of Progressive Stock Options ("PSOs"). Nonqualified options are subject to a reload feature when exercised with the payment of the option price in the form of previously owned shares of the Company's common stock. Such an exercise results in further grants of PSOs. The first grant shown for each individual is the annual grant. The remaining lines are PSOs. The PSO grants for each individual were made on a single date, but are, pursuant to SEC rules, shown in multiple lines because of different expiration dates.

     PSO grants were made to participants who exercised nonqualified stock options and who paid the purchase price using shares of previously owned Company common stock. The PSO grant is for the number of shares equal to the shares utilized in payment of the purchase price and tax withholding, if any. The option price for the PSO is equal to 100 percent of the market value of the Company's common stock on the date of the exercise of the primary option or, alternatively, on the date of the PSO grant to the named individuals in the table, all of whom are subject to the requirements of Section 162(m) of the Internal Revenue Code. The option period is equal to the remaining period of the options exercised.

     The participant must have owned Company common stock used for payment for at least six months, and only one exercise of nonqualified options per participant per calendar year will be eligible for PSO grants by the Compensation Committee.

     The presence of PSOs encourages early exercise of nonqualified stock options, without foregoing the opportunity for further appreciation, and promotes retention of the Company stock acquired.

     In any event, a participant receiving an annual grant of nonqualified stock options can never acquire more shares of Company common stock through successive exercises of the initial and subsequent PSO grants than the number of shares covered by the initial annual grant from the Committee.

     (2) All options granted during the period were granted at the market value on the date of grant if initial grants, or at the fair market values discussed in footnote 1 above in the case of PSOs, as calculated from the average of the high and low prices reported on the New York Stock Exchange Composite Index. The option price shown for the "All Optionees" line is $89.20 and represents the weighted average exercise price of the options granted in 2000.

     (3) The expiration date for the "All Optionees" line is shown as May 9, 2010, since that is the applicable date for the vast majority of options granted during 2000.

     (4) Pursuant to the rules of the SEC, the Company has elected to provide a grant date present value for these option grants determined by a modified Black-Scholes pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. Among key assumptions utilized in this pricing model were: (i) that the time of exercise of stock options would be 66 months (26 months for PSOs) into the term of the option, which could be for terms as long as ten years, in recognition of the historical exercise patterns at the Company for these types of options; (ii) expected volatility of 22.3 percent (28.8 percent for PSOs); (iii) risk-free rate of return of 5.4 percent (5.4 percent for PSOs); and (iv) dividend growth rate of 5 percent. No adjustments for nontransferability or risk of forfeiture have been made. The Company expresses no opinion that the present value will, in fact, be realized and expressly disclaims any representation to that effect.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table provides information on option exercises during 2000 and the value of unexercised options at the end of 2000 for each person named in the Summary Compensation Table.

- -------------------------------------------------------------------------------------------------------------
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE
- -------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF                VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS/SARs
                      SHARES                               AT FY-END(#)                 AT FY-END($)(1)
                     ACQUIRED           VALUE       ---------------------------   ---------------------------
      NAME       ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----       --------------    --------------   -----------   -------------   -----------   -------------
L.D. DeSimone        133,977         $1,966,029       389,677        192,894      $11,317,008    $5,670,942
R.O. Baukol              269              2,228       131,861         22,600        4,377,319       763,880
J.W. Benson           29,643            224,160        52,296         47,530        1,883,291     1,400,842
C.E. Kiester          44,037            588,887        62,244         61,064        1,908,800     1,746,635
H.J. Wiens             3,706            111,418        50,710         25,561        1,715,892       839,534
J.J. Ursu             29,903            380,002        45,854         37,791        1,273,676     1,039,170
- -------------------------------------------------------------------------------------------------------------

          FOOTNOTE TO OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

     (1) The "Value Realized" or the unrealized "Value of Unexercised In-the-Money Options at FY-End" represents the aggregate difference between the market value on the date of exercise or at December 31, 2000, in the case of the unrealized values, and the applicable exercise prices. These differences accumulate over what may be, in many cases, several years. These stock options all have option periods of ten years when first granted, and Progressive Stock Options have option periods equal to the remaining option period of the initial nonqualified options resulting in Progressive Stock Options.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The following table shows information on awards during 2000 under the Company's Performance Unit Plan for each person in the Summary Compensation Table.

- -------------------------------------------------------------------------------------------------
                                LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
                  -------------------------------------------------------------------------------
                                                        ESTIMATED FUTURE PAYOUTS
                    NUMBER OF      PERFORMANCE OR     UNDER NON-STOCK PRICE BASED
                  SHARES, UNITS     OTHER PERIOD               PLANS (3)
                     OR OTHER     UNTIL MATURATION   -----------------------------
      NAME         RIGHTS(#)(1)     OR PAYOUT(2)      THRESHOLD($)     TARGET($)     MAXIMUM($)
      ----        -------------   ----------------   --------------   ------------  ------------
L.D. DeSimone         9,000           3 years              $0            $900,000    $1,800,000
R.O. Baukol           3,700           3 years               0             370,000       740,000
J.W. Benson           2,400           3 years               0             240,000       480,000
C.E. Kiester          2,400           3 years               0             240,000       480,000
H.J. Wiens            2,400           3 years               0             240,000       480,000
J.J. Ursu             2,400           3 years               0             240,000       480,000
- -------------------------------------------------------------------------------------------------

               FOOTNOTES TO LONG-TERM INCENTIVE PLAN AWARDS TABLE

     (1) The Company's Performance Unit Plan provides long-term compensation to 119 key management personnel based upon the Company's attainment of long-term performance and growth criteria.

     The Compensation Committee, of which none of the members are current employees of the Company, administers the Plan. The Committee has sole discretion in the selection of participants, performance criteria, size of awards, performance period, and the timing and form of payment, as well as all other conditions regarding awards.

     Awards made in 2000 under the Performance Unit Plan are based on performance criteria that focus management attention on two key factors that create shareholder value: Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years. More detail about current performance goals is available in the Report of Compensation Committee on page 28.

     The right to receive payment is contingent upon continued employment to the payment date, and is subject to forfeiture prior to the payment date in the event of termination of employment for any reason other than retirement under a pension plan of the Company or physical or mental disability. Participants receiving awards during 2000, including the executive officers in the Summary Compensation Table, will receive payment in 2003, provided that such individuals continue employment with the Company until such payment date (except in the event of death, retirement, or disability). Payment under the Plan may be made in cash, shares of the Company's common stock, or any combination of cash and stock, at the discretion of the Compensation Committee. In the past, payment has been made only in cash.

     (2) The value of awards granted for 2000 will be determined by the Company's attainment of Real Growth and Economic Profit performance criteria during a three-year performance period of 2000, 2001, and 2002. More detail about current performance goals is available in the Compensation

Committee Report on page 28. At the beginning of every performance period, participants may elect to defer the payout for three years beyond the base performance period (for the 2000 award, the payout will be made in 2003, unless the participant elects to defer the payout for three additional years). Participants will earn interest during the deferral period. The deferred amount will be subject to forfeiture if the participant discontinues employment for any reason other than death, disability, or retirement.

     (3) The estimated future payouts do not include any interest factor that would be earned annually during the optional three-year deferral period following the performance period. Interest during the optional three-year deferral period would accrue annually at a rate equal to the annualized yield to maturity of a five-year Treasury note as of the last business day of the preceding year (for 2000, that rate was 6.28 percent) PLUS an amount based on the Company's Economic Profit for the preceding year as a percentage of the average operating capital (for 2000, that rate was 8.6 percent). The interest would be payable, together with the base award, in January 2006.

ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE UNDER PENSION PLAN

     The following table shows the estimated annual benefits payable upon retirement to the Company's executive officers in specified remuneration and years of service classifications.


- --------------------------------------------------------------------------------
                                         ANNUAL RETIREMENT BENEFITS
        AVERAGE                              WITH YEARS OF SERVICE
    ANNUAL EARNINGS                              INDICATED (2)
  DURING THE HIGHEST    --------------------------------------------------------
   FOUR CONSECUTIVE         30             35             40             45
  YEARS OF SERVICE(1)      YEARS          YEARS          YEARS          YEARS
- --------------------------------------------------------------------------------
      $  800,000        $  356,315     $  415,700     $  461,700     $  507,700
       1,200,000           536,315        625,700        694,700        763,700
       1,600,000           716,315        835,700        927,700      1,019,700
       2,000,000           896,315      1,045,700      1,160,700      1,275,700
       2,400,000         1,076,315      1,255,700      1,393,700      1,531,700
       2,800,000         1,256,315      1,465,700      1,626,700      1,787,700
- --------------------------------------------------------------------------------

                         FOOTNOTES TO PENSION PLAN TABLE

     (1) Earnings include base salary, profit sharing cash, and the value of profit sharing stock (at the time of award) actually earned by the participant and does not include any other forms of remuneration. The benefits are computed on the basis of straight-life annuity amounts and are not subject to any deduction for Social Security or other offset amounts.

     (2) To provide for the retirement security of its employees, the Company has defined benefit pension plans for U.S. employees. These plans are fully paid by the Company, and employees become vested after five years of service. Under the plans, a participant may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the participant's age and years of service total at least 90 (91 or 92 for employees born after 1942) he or she would receive a social security bridge to age 62. The individuals listed in the Summary Compensation Table are presently entitled to the respective years of service credit set opposite their names:

- --------------------------------------------------------------------------------
            L.D. DeSimone ......................................  44
            R.O. Baukol ........................................  34
            J.W. Benson ........................................  33
            C.E. Kiester .......................................  39
            H.J. Wiens .........................................  33
            J.J. Ursu ..........................................  29
- --------------------------------------------------------------------------------

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") administers 3M's executive compensation program. The Committee, which is composed of nonemployee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers. The Committee has furnished the following report on executive compensation for 2000.

COMPENSATION OBJECTIVES

     The executive compensation program is designed to align total compensation with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company. Executive compensation is linked to Company performance compared to specific financial and nonfinancial objectives. These objectives range from achieving earnings and sales growth targets to upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company).

     In determining the amount and type of executive compensation, the Committee seeks to achieve the following objectives:

     * To attract, motivate, and retain talented, competent, and resourceful executive officers by providing competitive compensation.

     *   To encourage executives to hold significant amounts of Company stock.

     * To require that a substantial portion of executive compensation is "at risk" by being tied to quantifiable short-term and long-term measures of the Company's performance.

PROCESS OF ESTABLISHING COMPENSATION

     The Committee begins the process of establishing the amount of compensation for the CEO and other executive officers by reviewing compensation surveys of selected companies. Independent consultants specializing in executive compensation primarily conduct the surveys. The Committee, in consultation with the independent consultants, selects the companies included in the compensation surveys. These companies consist of large industrial companies that are most likely to be competitors for executive talent. The objective of the Committee is to use the survey data to establish a competitive level of total compensation. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a group established to compare shareholder returns. Thus, the group of companies for purposes of the compensation surveys is not the same as the peer group index (DJIA and S&P 500) in the Comparison of Five-Year Cumulative Total Return graph included on page 30 of this proxy statement.

     The Committee's objective of maintaining the total compensation at a competitive level has resulted in short-term compensation (base salary and profit sharing cash) and long-term compensation (Performance Unit Plan, profit sharing stock, and stock options) being at or very close to the median.

     After the Committee has established the amount of total compensation for the CEO and other executive officers, the Committee next determines what percent of the total compensation should be allocated to short-term compensation in the form of base salary and profit sharing cash and long-term compensation in the form of the Performance Unit Plan, profit sharing stock, and stock options. This determination is subjective, but is based on information from the compensation surveys and the objectives for executive compensation referred to above. It is the Committee's long-standing policy that variable, at-risk compensation, both short-term and long-term, should make up a significant portion of executive compensation. Depending upon the level of the executive, the Committee targets between 65 percent and 85 percent of executive compensation to be variable and at risk by being tied to quantifiable measures of the Company's performance.

ELEMENTS OF THE COMPENSATION PROGRAM

     Each of the components of short-term and long-term executive compensation is described in greater detail below.

BASE SALARY

     The Committee establishes base salaries annually in relation to base salaries paid by the selected companies from the compensation surveys. Base salaries may be adjusted from time to time according to guidelines established for all employees to reflect increased salary levels within the group, increased responsibilities, or individual performance. This is the only component of executive compensation that is not variable.

PROFIT SHARING

     Profit sharing is variable compensation based on quarterly economic profit of the Company. Economic profit is defined as quarterly net operating income minus a charge for operating capital used by the business. The economic profit measurement is directly related to the creation of stockholder value since it emphasizes the effective use of capital and solid profitable growth. Compensation paid under the profit sharing plan will rise and fall based on Company performance. The Committee, as part of the overall compensation program, determines the number of shares of profit sharing granted to the CEO and executive officers to achieve the appropriate ratio between short-term, performance-based compensation and other forms of compensation, and to reflect the level of responsibility of the respective executive officer.

     The amount payable under this plan shall be based on the number of shares of profit sharing assigned to a participant, multiplied by an amount based on quarterly economic profit. The total paid under this plan to the Company's five most highly compensated officers will never exceed one-half percent of the consolidated net income of the Company. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary.

     For the executive officers listed in the Summary Compensation Table, a portion of profit sharing is paid in cash and a portion is paid in stock which is held by the Company for three years or until age 65, whichever occurs first. The ratio between that portion of profit sharing paid in cash and the portion paid in stock to the named executive officers for 2000 is subjective and varies from year to year and among executive officers. However, the more senior executive officers generally have been paid a larger portion of profit sharing in stock than less senior executive officers. More details about the Company's Profit Sharing Plan are provided on page 20 of this proxy statement.

PERFORMANCE UNIT PLAN

     The Performance Unit Plan is variable compensation based on the Company's long-term performance. The Committee establishes the number of performance units allocated to the CEO and executive officers to achieve the appropriate ratio between long-term, performance-based compensation and other forms of compensation. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria described below over the applicable three-year performance period (each year weighted equally).

     The current performance criteria have been selected to focus management attention on two key factors that create shareholder value: Real Growth and Economic Profit.

     PERFORMANCE CRITERIA:

     (1) "Real Growth" is the percentage amount by which the Company's worldwide unit sales growth as reported in the Company's Annual Report exceeds the weighted average of the Industrial Production Index ("IPI") of the top seven industrial nations in which the Company does business (the "Big 7 IPI"); and

     (2) "Economic Profit" is the Company's net operating income (operating income adjusted for income taxes) less the cost of capital utilized (average operating capital multiplied by the cost of capital).

     PERFORMANCE UNIT PLAN PAYMENTS:

     The amount payable with respect to each performance unit granted in 2000 is linked to the performance criteria of Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout for the 2000 Award is payable in May 2003, in the form (at the discretion of the Committee) of cash, stock, or a combination of cash and stock. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years.

STOCK OPTIONS

     The Company's Stock Option plan is also variable compensation. It is based on the market appreciation of the Company's common stock and is designed to increase ownership of the Company's stock. The Company makes stock option grants annually at 100 percent of the market price on the date of grant. The options may be exercised after one year and have a ten-year life. The number of shares under options to be granted to the CEO and executive officers is determined by the Committee as part of the overall compensation program. The awards are designed to keep total compensation competitive with companies in the survey group, and as such require subjective judgment as to the value of the award. The number of option shares currently held by each executive is not considered in determining awards. Stock options encourage executives to become owners of the Company, which further aligns their interests with the stockholders. Options have no value unless the price of the Company's stock increases.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of Livio D. DeSimone, Chairman of the Board and Chief Executive Officer, is determined by the same process and consists of the same short-term and long-term components as for the other executive officers listed in the Summary Compensation Table, namely base salary, profit sharing, Performance Unit Plan, and stock options. A higher portion of Mr. DeSimone's total compensation is variable and at risk by being tied to quantifiable measures of the Company's performance. These measures are Real Growth and Economic Profit, as those terms are defined above, and appreciation in the value of 3M stock.

     In addition, the compensation paid to Mr. DeSimone is also based on performance against nonfinancial measures. These nonfinancial measures include upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company), management succession planning, and the general overall perception of the Company by financial and business leaders.

     No changes have been made to the fixed base salary portion of Mr. DeSimone's compensation since January 1997. Mr. DeSimone received an increase in the variable, performance-based portion of his compensation in 2000. Increases in compensation over the amounts paid in 1999 were due to the increase and the improved performance of the Company.

CONCLUSION

     The Committee is satisfied that the short-term and long-term compensation paid to the executive officers of the Company create alignment with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company.

The Compensation Committee

Edward A. Brennan, Chair

Rozanne L. Ridgway
Frank Shrontz
Louis W. Sullivan

3M STOCK PERFORMANCE GRAPH

     The following compares the Company's cumulative and annualized total shareholder return, overall stock market performance with reinvested dividends,* during the five fiscal years preceding December 31, 2000, against the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are well-known and published industry indices. The Company is included in both the S&P 500 Stock Index and the Dow Jones Industrial group of 30 companies. The Company, as a highly diversified manufacturer and seller of a broad line of products, is not easily categorized with other, more specific, industry indices.

     The annual changes for the five-year period shown in the graph are based on the assumption that $100 had been invested in the Company's stock and each index on December 31, 1995 (as required by SEC rules), and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graph represents the value that such investments would have had on December 31, 2000.

     *The Company's interest in Imation Corp. was distributed to stockholders as a special stock dividend payable in shares of Imation Corp. stock on July 15, 1996. The following graph accounts for this distribution as though it was paid in cash and reinvested in common shares of the Company.

      COMPARISON OF FIVE-YEAR CUMULATIVE AND ANNUALIZED TOTAL RETURN AMONG
               3M, S&P 500 INDEX, AND DOW JONES INDUSTRIAL AVERAGE

                              3M STOCK PERFORMANCE
                         (WITH DIVIDEND REINVESTMENT)


                               [PLOT POINTS CHART]

Cumulative Return (per graph)
- -----------------------------
                         1995      1996      1997      1998      1999      2000
                         ----      ----      ----      ----      ----      ----
3M                      100.0     134.5     136.2     121.4     171.4     216.2
DJIA                    100.0     128.9     161.0     190.1     241.8     230.4
S&P 500                 100.0     122.9     163.9     210.6     254.8     231.6

Annualized Return
- -----------------
3M                       28.3%     34.5%      1.2%    -10.9%     41.2%     26.2%
DJIA                     36.7%     28.9%     24.9%     18.1%     27.2%     -4.7%
S&P 500                  37.4%     22.9%     33.3%     28.5%     21.0%     -9.1%

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended and restated by the Board on February 12, 2001, a copy of which is attached to this proxy statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing the Company's consolidated financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

     In the performance of its oversight function, the Committee has:

     * considered and discussed the audited financial statements with management and our independent auditors;

     * discussed with our independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, Communication with Audit Committees, and No. 71, Interim Financial Information, as currently in effect;

     * received the written disclosures from our independent auditors required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, as currently in effect, and discussed the independence of PricewaterhouseCoopers LLP with them; and

     * reviewed the services provided by our independent auditors other than their audit services and considered whether the provision of such other services by our independent auditors is compatible with maintaining their independence.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE 3M BOARD OF DIRECTORS

F. Alan Smith, Chair

Linda G. Alvarado
Edward M. Liddy
Aulana L. Peters

By Order of the Board of Directors.


/s/ Roger P. Smith

ROGER P. SMITH
SECRETARY

                 (This page has been left blank intentionally.)

                                   APPENDIX A

                  3M BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

A. Purpose: The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Minnesota Mining and Manufacturing Company (the "Company") serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Business Conduct Policies.

B. Membership: The Committee's membership is determined by the Board and consists of at least three directors. The Committee shall meet all applicable requirements of the Audit Committee Policy of the New York Stock Exchange with respect to independence, financial literacy, and accounting or related financial management expertise, and any other matters required by the New York Stock Exchange and Securities Exchange Commission.

C. Roles and Responsibilities: The Committee's responsibility is one of oversight. The management of the Company is responsible for the preparation of complete and accurate financial statements in accordance with generally accepted accounting principles and for maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations. The independent auditors are responsible for planning and conducting an audit of the Company's annual consolidated financial statements and reviewing the Company's quarterly financial statements. The Committee shall have the authority to take any and all acts that it deems necessary to carry out its oversight function, including but not limited to:

     1.   Financial Reporting

          a. Review the audited consolidated financial statements with management and the independent auditor, including the results of the audit; significant financial reporting issues judgments and estimates made in preparing such financial statements; and any other matter to be discussed with the independent auditors pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. After review, recommend to the Board whether the audited financial statements be included in the Company's Annual Report on Form 10-K.

          b. Review and discuss with management and the independent auditor the Company's quarterly financial results and the matters required to be discussed with the Committee pursuant to the Statement on Auditing Standards No. 71, Interim Financial Information, as currently in effect.

     2.   Internal Audit

          a. Review the annual plan and scope of work of the Company's Corporate Auditing Department.

          b. Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company's internal auditor and Company management.

          c. Discuss the adequacy of the Company's internal controls with the Company's Corporate Auditing Department.

          d. Review the appointment and replacement of the senior internal auditing executive and review the responsibilities and staffing of the Company's Corporate Auditing Department.

     3.   Independent Auditor

          a. Select, evaluate, and recommend to the Board the nomination of and, where appropriate, the replacement of, the independent auditor. The independent auditor is ultimately accountable to the Committee and the Board.

          b. Evaluate and satisfy itself as to the independence of the independent auditor by among other things, (i) ensure that the independent auditor periodically submits to the Committee a formal written statement delineating all relationships between such auditor and the Company; (ii) actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity and independence; and (iii) if appropriate, recommend that the Board take action to satisfy itself of the independence of the independent auditor.

          c. Review the annual plan and scope and extent of services to be provided by the independent auditors during the year, including their audit examination and staffing for the audit, as well as nonaudit services and all related fees for these and all other services.

          d. Discuss the adequacy of the Company's internal controls with the independent auditor.

     4.   Risk Management and Compliance

          a. Review periodically with management the Company's major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

          b. Review the effectiveness of the system for monitoring compliance with laws, regulations, and the Company's business conduct policies and the results of management's investigation and follow-up on any fraudulent acts or accounting irregularities.

          c.   Periodically obtain reports from management regarding compliance.

          d. Review with 3M's General Counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or governmental agencies regarding compliance.

     5.   Meetings, Reports, and Charter Review

          a. Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board and periodically meet separately with the independent and internal auditors without Company management present.

          b. Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          c. Review and reassess the adequacy of this Charter at least annually and submit it to the Board for approval.

          ATTENDANCE CARD                             ATTENDANCE CARD

[LOGO] 3M                                   [LOGO] 3M

Annual Meeting                              Annual Meeting
of Stockholders                             of Stockholders
- -----------------------------------         -----------------------------------
MAY 8, 2001                                 MAY 8, 2001
RIVERCENTRE                                 RIVERCENTRE
175 WEST KELLOGG BLVD.                      175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA                         ST. PAUL, MINNESOTA

This is your ticket to the 2001             This is your ticket to the 2001
Annual Meeting. Please show it upon         Annual Meeting. Please show it upon
arrival. Annual Meeting activities          arrival. Annual Meeting activities
begin at 8:30 a.m. with product             begin at 8:30 a.m. with product
demonstrations and displays. The            demonstrations and displays. The
meeting starts at 10:00 a.m. After          meeting starts at 10:00 a.m. After
the meeting, lunch will be served           the meeting, lunch will be served
and the 3M store will open.                 and the 3M store will open.
   The meeting will be held in the             The meeting will be held in the
Roy Wilkins Auditorium. Hosts and           Roy Wilkins Auditorium. Hosts and
hostesses will show you the way             hostesses will show you the way
after you enter the RiverCentre.            after you enter the RiverCentre.
   SINCE PARKING SPACE IS LIMITED,             SINCE PARKING SPACE IS LIMITED,
YOU ARE URGED TO CONSIDER                   YOU ARE URGED TO CONSIDER
CARPOOLING OR PUBLIC                        CARPOOLING OR PUBLIC
TRANSPORTATION.                             TRANSPORTATION.


                                                  [LOGO] Recycled Paper
                                                         40% Pre-consumer paper
                                                         10% Post-consumer paper

TO PARTICIPANTS IN THE 3M VOLUNTARY INVESTMENT PLAN
AND THE 3M EMPLOYEE STOCK OWNERSHIP PLAN

- --------------------------------------------------------------------------------

State Street Bank and Trust Company is Trustee of the Trusts established in connection with the 3M Employee Stock Ownership Plan (the "ESOP") and the 3M Voluntary Investment Plan (the "VIP"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the ESOP and the VIP for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to union-free employees was merged into the ESOP during 1990, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the ESOP Trust.

The ESOP and the VIP each permit participants, as Named Fiduciaries, to direct the respective Trustees how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. Additionally, as a Named Fiduciary of the ESOP, you are entitled to direct the Trustee how to vote a proportionate number of shares which have not been allocated to participants or for which no voting directions have been received. The number of shares of 3M common stock held in your individual accounts in the ESOP and the VIP are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 8, 2001, and Proxy Statement (unless you have consented to receive the Proxy Statement via the Internet in which case the Proxy Statement is available at the web site in the enclosed notice), (2) instructions for giving voting directions to the Trustee via the Internet, by telephone, or by mail through use of the enclosed proxy card, and (3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your respective accounts if you give voting directions by (i) the Internet as described in the enclosed voting instructions, (ii) telephone as described in the enclosed voting instructions, or (iii) completing the enclosed proxy card and returning it in the enclosed return envelope so that it is received no later than May 4, 2001, by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the ESOP and VIP accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Internet or telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the Internet or telephone voting instructions are not followed or if the card is not received by May 4, 2001, or if the voting directions are invalid, the shares held in your ESOP accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote the shares held in their ESOP accounts, and the shares held in your VIP account shall be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee via the Internet or by telephone in accordance with the enclosed voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.


TO PARTICIPANTS IN THE 3M SAVINGS PLAN
- --------------------------------------------------------------------------------
State Street Bank and Trust Company is Trustee of the Trust established in connection with the 3M Savings Plan (the "Savings Plan"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the Savings Plan for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to employees eligible to participate in the Savings Plan was merged into the Savings Plan during 1993, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the Savings Plan.

The Savings Plan permits participants to direct the Trustee how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. The number of shares of 3M common stock held in your individual account in the Savings Plan are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 8, 2001, and Proxy Statement (unless you have consented to receive the Proxy Statement via the Internet in which case the Proxy Statement is available at the web site in the enclosed notice), (2) instructions for giving voting directions to the Trustee via the Internet, by telephone, or by mail through use of the enclosed proxy card, and (3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your account if you give voting directions by (i) the Internet as described in the enclosed voting instructions, (ii) telephone as described in the enclosed voting instructions, or (iii) completing the enclosed proxy card and returning it in the enclosed envelope so that it is received no later than May 4, 2001 by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the Savings Plan account. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Internet or telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the Internet or telephone voting instructions are not followed or if the card is not received by May 4, 2001, or if the voting directions are invalid, the shares held in your Savings Plan account shall be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee via the Internet or by telephone in accordance with the enclosed voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.

MARCH 28, 2001


                                   IMPORTANT:

              NOTICE OF 2001 3M ANNUAL MEETING, INTERNET VOTING,
                   AND ONLINE ACCESS TO 2001 PROXY STATEMENT
                             AND 2000 ANNUAL REPORT



Dear 3M Stockholder:

     Thank you for consenting to receive the Proxy Statement and Annual Report to Stockholders via the Internet instead of receiving paper copies in the mail.

     Beginning today, you may access the 2001 Proxy Statement and 2000 Annual Report at:

          http://investor.3M.com

     Your proxy card and voting instructions are enclosed with this notice. There are three ways to vote your proxy:

     * INTERNET -- You may vote your proxy from any location in the world. Follow the instructions on the proxy card.

     * TELEPHONE -- If you live in the United States, you may submit your proxy by following the instructions on the proxy card.

     * MAIL -- You may do this by signing your proxy card and mailing it in the enclosed, postage-paid, pre-addressed envelope.

     YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THE PROXY MATERIALS, AND VOTE YOUR SHARES AS SOON AS POSSIBLE.

     You may also vote shares registered in your name at the Annual Meeting, which will be held at 10 a.m. on Tuesday, May 8, 2001, at the RiverCentre, St. Paul, Minnesota. The proposals to be voted on and procedures for voting are described in the 2001 Proxy Statement.

     You may request paper copies of the 2001 Proxy Statement and 2000 Annual Report by calling 1-800-3M-HELPS, or by e-mail at innovation@3M.com.

     Stockholders are responsible for usage charges from Internet service providers and telephone companies.

                                IMPORTANT NOTICE:
                       3M STOCKHOLDERS CAN CHOOSE TO VIEW
                   FUTURE ANNUAL REPORTS AND PROXY STATEMENTS
                                VIA THE INTERNET


     3M is again offering stockholders of record the option to view future Annual Reports to Stockholders and Proxy Statements via the Internet, instead of receiving copies of these documents in the mail. The following answers some of the more frequently asked questions.

     Q: WHO CAN VIEW THEIR MATERIALS ELECTRONICALLY?

     A: This option is available only if you are a 3M stockholder "of record," (i.e., a stockholder registered on the books of 3M's transfer agent, Wells Fargo Bank Minnesota, N.A., as holding 3M stock directly in your own name).

     Q: HOW DO I ELECT THIS OPTION?

     A: To view future Annual Reports to Stockholders and Proxy Statements on the Internet, instead of receiving paper copies:

          (1) You will need your account number, which can be found above your name and address on your dividend check stub and your social security number, if you have a social security number.

          (2)  Go to website http://www.econsent.com/mmm.

          (3)  Review Important Considerations and Frequently Asked Questions.

          (4)  Follow the prompts.

     Q: ARE THERE SPECIAL SYSTEM REQUIREMENTS?

     A: To view the documents, you will need Internet access and Adobe Acrobat Reader to view and/or print the documents. Stockholders are responsible for any charges imposed by Internet service providers; 3M does not charge any fees for access to its website.

     Q: HOW AND WHERE DO I ACCESS THE WEBSITE?

     A: When the 3M Proxy Statement and Annual Report are available, 3M will mail you a notice which will include a website address to access the documents, instructions on voting your proxy via the Internet or by telephone, and a proxy card if you choose to vote by mail. The proxy card delivered to stockholders who have elected electronic delivery will cover shares directly registered with Wells Fargo Bank Minnesota, N.A. in your name. Notification is expected to begin on or about March 31.

     Q: HOW DO I REVOKE MY CONSENT?

     A: You can revoke your consent at the website http://www.econsent.com/mmm. Once there, click on the Proceed button, fill in the appropriate information and click on the Submit button. You will then see the appropriate screen to change your consent. You will receive paper copies of future Annual Reports to Stockholders and Proxy Statements.

                                  TWO EASY WAYS
                           TO SUBMIT YOUR VOTE/PROXY


24 HOURS A DAY, 7 DAYS A WEEK
Fast, Convenient, and Immediate Posting

TO VOTE BY INTERNET

Go to the website:
http://www.eproxy.com/mmmm

Follow these four easy steps:

1. Read the accompanying Proxy Statement and have your proxy card at hand

2. Go to the website stated above

3. Enter the 3-digit company number and the 7-digit control number located at the upper right hand corner on your proxy card

4. Follow the instructions and click on "Submit Vote" when you are finished


TO VOTE BY TELEPHONE

In the U.S., call toll-free 1-800-240-6326 using a touch-tone phone

Follow these four easy steps:

1. Read the accompanying Proxy Statement and have your proxy card at hand

2. In the U.S., call the toll-free number 1-800-240-6326 using a touch-tone phone

3. Enter the 3-digit company number and the 7-digit control number located at the upper right hand corner on your proxy card

4. Follow the recorded instructions

                   THANK YOU FOR SUBMITTING YOUR VOTE/PROXY.
   IF YOU VOTE BY TELEPHONE OR INTERNET, YOU NEED NOT RETURN THE PROXY CARD.

                                   [LOGO] 3M

                                MINNESOTA MINING
                            AND MANUFACTURING COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS
                              TUESDAY, MAY 8, 2001
                                   10:00 A.M.
                                  RIVER CENTRE
                             175 WEST KELLOGG BLVD.
                              ST. PAUL, MINNESOTA


[LOGO] 3M   MINNESOTA MINING AND MANUFACTURING COMPANY
            3M CENTER, ST. PAUL, MINNESOTA 55144                           PROXY
- --------------------------------------------------------------------------------

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 8, 2001.

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) W.J. McNerney, Jr., E.A. Brennan, R.L. Ridgway or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in Minnesota Mining and Manufacturing Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN (VIP), EMPLOYEE STOCK OWNERSHIP PLAN (ESOP), AND SAVINGS PLAN:

In accordance with the terms of the VIP, ESOP, and Savings Plan, shares allocated to my respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. If no instructions are provided or if this card is not received on or before May 4, 2001, shares held in my account for the VIP and Savings Plan will be voted by the trustee as directed by the Public Issues Committee of the 3M Board of Directors. If no instructions are provided or if this card is not received on or before May 4, 2001, shares held in my account for the ESOP will be voted by the trustee in the same proportion that the other participants in the ESOP direct the trustee to vote shares in their ESOP accounts.


            (CONTINUED, AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

VOTING INSTRUCTIONS: THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                                        COMPANY #
                                                        CONTROL #

VOTE BY INTERNET -- http://www.eproxy.com/mmm/
Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located on the proxy card) to create an electronic ballot.

VOTE BY TELEPHONE -- 1-800-240-6326
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located on the proxy card). Follow the recorded instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage paid envelope provided so that it is received by May 4, 2001.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD. THE DEADLINE FOR INTERNET OR TELEPHONE VOTING IS NOON (CENTRAL DAYLIGHT TIME) ON MAY 7, 2001.

PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN, EMPLOYEE STOCK OWNERSHIP PLAN, AND SAVINGS PLAN MAY INSTRUCT THE TRUSTEE HOW TO VOTE THEIR SHARES VIA THE INTERNET, BY TELEPHONE, OR BY SIGNING AND RETURNING THE PROXY CARD.

IF YOU VOTE BY THE INTERNET OR BY TELEPHONE, DO NOT MAIL BACK THE PROXY CARD.

Thank you for voting.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND "AGAINST"
                                ITEMS 3, 4 AND 5.

1.   Election of directors nominees to 2004 Class:                           [ ] Vote FOR      [ ] Vote WITHHELD
                                                                                 all               from
     01 Edward A. Brennan   02 W. James McNerney, Jr.   03 Kevin W. Sharer       nominees          all nominees

                                                                           __________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,   |                                          |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  |__________________________________________|

2.   Ratification of Independent Auditors                                 [ ] For      [ ] Against      [ ] Abstain

3.   Stockholder Proposal Relating to Election of Directors               [ ] For      [ ] Against      [ ] Abstain

4.   Stockholder Proposal Relating to Indexed Stock Options               [ ] For      [ ] Against      [ ] Abstain

5.   Stockholder Proposal Relating to Performance-based                   [ ] For      [ ] Against      [ ] Abstain
     Senior Executive Compensation

6.   In their discretion, to vote upon other matters properly coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" ITEMS
1, 2, AND "AGAINST" ITEMS 3, 4 AND 5.

Address Change? Mark Box [ ]
Indicate changes below                                                        Date ________________________________

                                                                           __________________________________________
                                                                          |                                          |
                                                                          |                                          |
                                                                          |                                          |
                                                                          |                                          |
                                                                          |                                          |
                                                                          |__________________________________________|

                                                                          Signature(s) in Box

                                                                          Please sign exactly as your name(s) appear(s)
                                                                          on Proxy. If held in joint tenancy, all
                                                                          persons must sign. Trustees, administrators,
                                                                          etc., should include title and authority.
                                                                          Corporations should provide full name of
                                                                          corporation and title of authorized officer
                                                                          signing the Proxy.